SCHEDULE 14A
                                (RULE 14a-101)
                   INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION

               PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the registrant [X]

Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ] Preliminary proxy statement
[X] Definitive proxy statement
[ ] Definitive additional materials
[ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12 [ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))

                   MINNESOTA MINING AND MANUFACTURING COMPANY
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:
     (2)  Aggregate number of securities to which transactions applies:
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined.)
     (4)  Proposed maximum aggregate value of transaction:
     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount previously paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing party:

     (4)  Date filed:






Livio D. DeSimone
Chairman of the Board and
Chief Executive Officer


March 25, 1997


Dear Stockholder:

We cordially invite you to attend the 1997 Annual Meeting of Stockholders, which will be held on Tuesday, May 13, 1997, at 10 a.m. at the St. Paul Civic Center, 143 West Fourth Street, St. Paul, Minnesota.

The notice of the meeting and the proxy statement on the following pages cover the formal business of the meeting. The meeting will consider the election of directors, the ratification of the appointment of auditors for 1997, the proposed authorization for the issuance of additional shares of common stock and the proposed change in par value of the Company's common stock, the proposed adoption of general employee and management stock plans and amendments to the existing performance unit plan. I will report on current operations and discuss our plans for growth. We also will leave plenty of time for your questions and comments.

The fine attendance of our stockholders at annual meetings over the years has been very helpful in maintaining good communications and understanding. We sincerely hope you will be able to be with us.


Please vote your proxy by telephone as described in the enclosed telephone voting instructions or, date, sign, and return the enclosed proxy in the envelope provided. Two attendance cards to the 1997 Annual Meeting are enclosed.


Cordially,

/s/ Livio D. DeSimone



                  MINNESOTA MINING AND MANUFACTURING COMPANY
                     3M CENTER, ST. PAUL, MINNESOTA 55144

                           NOTICE OF ANNUAL MEETING
                   OF STOCKHOLDERS TO BE HELD MAY 13, 1997


To the Stockholders of
Minnesota Mining and Manufacturing Company:

The Annual Meeting of Stockholders of Minnesota Mining and Manufacturing Company will be held on Tuesday, May 13, 1997, at 10 a.m. at the St. Paul Civic Center, 143 West Fourth Street, St. Paul, Minnesota, for the following purposes:


     1. To elect four directors of the Company to the 2000 Class (see page 2 of the proxy statement).

     2. To ratify the appointment of Coopers & Lybrand L.L.P., independent accountants, to audit the books and accounts of the Company for the year 1997 (page 19).

     3. To act upon a proposal to amend the Restated Certificate of Incorporation to increase the number of authorized shares of the Company's common stock and to change the par value of the Company's common stock (page 20).

     4. To consider adoption of a 1997 General Employees Stock Purchase Plan (page 21).

     5. To consider adoption of a 1997 Management Stock Ownership Program (page 23).

     6.   To consider adoption of amendments to the Performance Unit Plan
          (page 27).


     7. To transact such other business as may properly come before the meeting or any adjournments thereof.

The Board of Directors has fixed March 14, 1997, as the record date for the determination of stockholders entitled to vote at the Annual Meeting and to receive notice thereof. The transfer books of the Company will not be closed. Examination of the list of stockholders entitled to vote can be arranged at the office of Roger P. Smith, Secretary, 3M Center, St. Paul, Minnesota, during the period of ten days prior to the meeting.


STOCKHOLDERS ARE ENCOURAGED TO VOTE THEIR PROXY BY TELEPHONE AS DESCRIBED IN THE ENCLOSED TELEPHONE VOTING INSTRUCTIONS OR, DATE, SIGN, AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE, TO WHICH NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES. TWO ATTENDANCE CARDS TO THE 1997 ANNUAL MEETING ARE ENCLOSED.

                                     /s/ Roger P. Smith
                                     ROGER P. SMITH
                                     SECRETARY


March 25, 1997





CONTENTS


Proxy Statement .....................................................................      1

*Item 1 Election of Directors .......................................................      2


Information As To Executive Officers ................................................      7

Compensation Committee Report on Executive Compensation .............................      7

Executive Compensation --Summary Compensation Table .................................     11

Stock Options Table .................................................................     13

Option Exercises and Year-End Value Table ...........................................     15

Long-Term Incentive Plan Awards Table ...............................................     15


Pension Plan Table ..................................................................     16

Directors' Compensation .............................................................     17

3M Stock Performance Graph ..........................................................     17

Transactions with Management ........................................................     18

Audit, Compensation, and Board Organization Committees of the Board of Directors ....     18

Section 16(a) Beneficial Ownership Reporting Compliance .............................     19

*Item 2 Independent Accountants .....................................................     19

*Item 3 Increase in Authorized Shares of Common Stock and Change in Par Value .......     20

*Item 4 1997 General Employees Stock Purchase Plan ..................................     21

*Item 5 1997 Management Stock Ownership Program .....................................     23

*Item 6 1997 Amendments to Performance Unit Plan ....................................     27

Other Matters .......................................................................     28

Submission of Stockholder Proposals for 1998 Annual Meeting .........................     28



Exhibit A Proposed 1997 General Employees Stock Purchase Plan .......................    A-1

Exhibit B Proposed 1997 Management Stock Ownership Program ..........................    B-1


* To be voted on at the meeting



                  MINNESOTA MINING AND MANUFACTURING COMPANY
                     3M CENTER, ST. PAUL, MINNESOTA 55144
                                March 25, 1997

PROXY STATEMENT FOR 1997 ANNUAL MEETING OF STOCKHOLDERS

VOTING PROCEDURES
This proxy statement is furnished to stockholders by the Board of Directors for solicitation of proxies for use at the Annual Meeting of Stockholders on Tuesday, May 13, 1997, at 10 a.m., and at all adjournments thereof, for the purposes set forth in the attached Notice of Annual Meeting of Stockholders. The Company anticipates that the proxy statement and the form of proxy enclosed will first be sent to its stockholders on or about March 25, 1997.


The enclosed proxy is solicited by the Board of Directors of the Company. If the proxy in such form is properly returned by dating, signing, and mailing, or the proxy is voted properly by using the telephone voting procedures (set forth in the enclosed telephone voting instructions), and choices are specified, the shares represented thereby will be voted at the meeting in accordance with those instructions. If no choices are specified, the proxy will be voted as recommended by the Board of Directors.


The proxy, if given, may be revoked by the stockholder giving it at any time before it is voted in any of the following ways: (1) by a written instruction to the Office of the Secretary reasonably indicating the stockholder's desire to revoke an existing proxy; (2) a proxy with a more recent date than that of the proxy first given (i) by using the telephone voting procedures, or (ii) by signing and returning a proxy card to the Company; or (3) by signing and returning a floor ballot at the meeting of stockholders.

The nominees for election as directors at the Annual Meeting will be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting. All other matters submitted to the stockholders will require the affirmative vote of a majority of the shares of the Company's common stock present or represented and entitled to vote at the Annual Meeting. Abstentions and broker non-votes will be counted as present or represented at the Annual Meeting for purposes of determining whether a quorum exists. Because abstentions with respect to any matter are treated as shares present or represented and entitled to vote for the purposes of determining whether that matter has been approved by the stockholders, abstentions have the same effect as negative votes. Broker non-votes and shares as to which proxy authority has been withheld with respect to any matter are not deemed to be present or represented and entitled to vote for purposes of determining whether stockholder approval of that matter has been obtained and therefore will have no effect on the outcome of the vote on any such matter.

The Company will bear the cost of preparing, printing and mailing material in connection with this solicitation of proxies. In addition to the use of the mails, solicitations may be made by regular employees of the Company personally and by telephone. The Company intends to reimburse brokerage firms, banks and others for their reasonable out-of-pocket expenses, including clerical expenses, in forwarding proxy material to beneficial owners of stock or otherwise in connection with this solicitation of proxies. The Company has retained Georgeson & Co., Inc., to assist in the solicitation at a cost of approximately $15,000, plus reasonable out-of-pocket expenses.

The Company's Board of Directors has adopted a policy that all stockholder meeting proxies, ballots and tabulations that identify stockholders are to be maintained in confidence, and no such document shall be available for examination, nor shall the identity and vote of any stockholder be disclosed, except as may be necessary to meet applicable legal requirements and to allow the inspectors of election to certify the results of the stockholder vote. The policy also provides that inspectors of election for stockholder votes shall be independent and shall not be employees of the Company.


RECORD DATE AND VOTING SECURITIES
Only stockholders of record at the close of business on March 14, 1997, are entitled to vote at the Annual Meeting. As of February 28, 1997, the Company had outstanding and entitled to vote 416,554,873 shares of common stock without par value.

DIVIDEND REINVESTMENT PLAN
Shares held for the account of persons participating in the Company's dividend reinvestment plan will be voted automatically in accordance with the vote indicated by the stockholder of record on the proxy and, if no choice is indicated, both record shares and shares held in the Company's dividend reinvestment plan will be voted FOR Items 1, 2, 3, 4, 5, and 6. If the stockholder does not vote the shares held of record, the individual's shares held in the dividend reinvestment account will not be voted.



ITEM 1. ELECTION OF DIRECTORS

NUMBER OF NOMINEES AND CLASSIFICATION


The Restated Certificate of Incorporation of the Company, as amended, and the Bylaws of the Company, as amended, provide that the Board of Directors shall consist of such number of directors as shall be fixed from time to time by resolution of the Board of Directors. At its meeting of February 10, 1997, the Board of Directors fixed the number of directors constituting the entire Board at twelve, effective as of the date of the 1997 Annual Meeting.

The Restated Certificate of Incorporation divides the Board into three classes. Four directors have terms of office that expire at the 1997 Annual Meeting, and three of these directors are standing for reelection for a three-year term as members of the 2000 Class. These three are Ronald O. Baukol, W. George Meredith, and Aulana L. Peters. Mr. Jacobson has reached normal retirement age and is not standing for reelection at the 1997 Annual Meeting. Edward R. McCracken is a new nominee to the Class of 2000. The four directors in the 1998 Class are continuing to serve until the 1998 Annual Meeting; and the four directors in the 1999 Class are continuing to serve until the 1999 Annual Meeting.


All nominees for election to the Board of Directors to the 2000 Class at the 1997 Annual Meeting will be elected for a term of three years and shall serve until their terms expire at the 2000 Annual Meeting or until their successors are duly elected and have been qualified.


The persons named as proxies intend to vote the proxies for the election of the four nominees to the Board of Directors or, if any of the nominees should be unavailable to serve as a director, an event which is not anticipated, the persons named as proxies reserve full discretion to vote for any other persons who may be nominated.


INFORMATION AS TO NOMINEES AND INCUMBENT DIRECTORS
The nominees and incumbent directors, their age, principal occupation or position with the Company (shown in italics), experience, the year first elected as a director, and common stock beneficially owned on February 28, 1997, are shown on the following pages.


"Shares Held" include: stock held in joint tenancy, stock owned as tenants in common, stock owned or held by spouse or other members of the nominee's household, and stock in which the nominee either has or shares voting and/or investment power, even though the nominee disclaims any beneficial interest in such stock. Options exercisable within 60 days after February 28, 1997, are shown separately.

"Shares Held as Deferred Stock" by nonemployee directors represent the number of shares of the Company's common stock, as of December 31, 1996, which the directors will receive upon termination of membership on the Board of Directors for any reason. These shares result from the voluntary election by the nonemployee directors to defer the payment of directors fees otherwise payable in cash into such deferred stock. No shares of common stock have as yet been issued, and the directors have neither voting nor investment powers in these shares of deferred stock.


As of February 28, 1997, executive officers and directors as a group "beneficially owned" 600,478 shares and held options exercisable within 60 days after that date for 1,059,593 shares. All officers and directors as a group owned beneficially less than one half of one percent (0.5%) of the outstanding common stock of the Company.


None of the nominees or incumbent directors is related to any other nominee or to any executive officer of the Company or its subsidiaries by blood, marriage, or adoption. Except for current employees of the Company, no nominee or incumbent director has been an employee of the Company within the past five years.

During 1996, the Company retained the law firm of Gibson, Dunn & Crutcher LLP, with regard to various legal matters. Mrs. Peters is a partner in this firm.


NOMINEES FOR ELECTION TO THE 2000 CLASS:


[PHOTO] RONALD O. BAUKOL, 59, EXECUTIVE VICE PRESIDENT, INTERNATIONAL OPERATIONS. Mr. Baukol joined 3M as an engineer in the Medical
         Products Division laboratory in 1966 and served there until 1970, at which point he took leave to serve as a White House Fellow and later with the Environmental Protection Agency in Washington, D.C. Upon his return to 3M in 1972, he served in several general management capacities in 3M's health care businesses until being appointed
         General Manager of Riker Laboratories, Inc. in 1982. In 1984, Mr. Baukol was appointed Vice President and General Manager, Riker Laboratories, Inc. and in 1986, Chairman and Chief Executive, 3M
         United Kingdom PLC. He was elected Group Vice President,
         Pharmaceutical and Dental Products Group in 1989; Group Vice
         President, Medical Products Group in 1990; Vice President, Asia
         Pacific in 1991; Vice President, Asia Pacific, Canada and Latin
         America in 1994; and Executive Vice President, International
         Operations in 1995. Mr. Baukol is a director of Graco, Inc. and The Toro Company. He is also a member of the Advisory Council of the University of St. Thomas Center for Health and Medical Affairs, a trustee of the United States Council for International Business, a member of the Board of Overseers of the Executive Council on Diplomacy, and a Governor of the Iowa State University Foundation.

         DIRECTOR SINCE 1996            SHARES HELD                      27,890*


         * INCLUDES 1,808 SHARES OF PROFIT SHARING STOCK HELD BY THE COMPANY AND SUBJECT TO FORFEITURE. NOT INCLUDED ARE OPTIONS EXERCISABLE WITHIN 60
         DAYS: 2,876 SHARES AT $34.76 PER SHARE; 2,587 SHARES AT $38.63 PER SHARE; 2,351 SHARES AT $42.50 PER SHARE; 2,172 SHARES AT $46.00 PER SHARE; 1,837 SHARES AT $54.41 PER SHARE; 2,073 SHARES AT $48.24 PER SHARE; 28,068 SHARES AT $57.27 PER SHARE; AND 15,858 SHARES AT $66.73 PER SHARE.


[PHOTO] EDWARD R. MCCRACKEN, 53, CHAIRMAN OF THE BOARD AND CHIEF EXECUTIVE OFFICER, SILICON GRAPHICS, INC., SUPPLIER OF SYSTEMS AND COMPONENTS FOR HIGH PERFORMANCE COMPUTING SOLUTIONS. Mr. McCracken was employed for sixteen years at Hewlett-Packard Company prior to joining Silicon Graphics, Inc. in 1984 as its President and Chief Executive Officer. In 1994, he was elected Chairman and Chief Executive Officer. He is a director of National Semiconductor Corporation, Tularik, Inc., and the American Leadership Forum. He is Chairman of PRASAD American, a charitable foundation; former co-chair of The United States Advisory Council on the Information Infrastructure and Silicon Valley Network, Inc.; and Governor of the Iowa State University Foundation.

         NEW NOMINEE                    SHARES HELD                            0

[PHOTO] W. GEORGE MEREDITH, 53, EXECUTIVE VICE PRESIDENT, LIFE SCIENCES SECTOR AND CORPORATE SERVICES. Mr. Meredith joined 3M United Kingdom PLC in 1967 as a research supervisor and served in several materials control, distribution, and manufacturing capacities in Europe and the United Kingdom before being appointed Managing Director, Riker, United Kingdom, in 1980. In 1983, Mr. Meredith was appointed Managing Director, 3M Health Care, United Kingdom; in 1986, General Manager, Riker Laboratories, Inc.; in 1987, Vice President and General Manager, Riker Laboratories, Inc.; and in 1989, Division Vice President, Pharmaceuticals Division. He was elected Group Vice President, Pharmaceutical and Dental Products Group in 1990; Group Vice President, Pharmaceuticals, Dental and Disposable Products Group in 1991; and Executive Vice President, Life Sciences Sector and Corporate Services in 1995. Mr. Meredith is a trustee of Battelle Memorial Institute.

         DIRECTOR SINCE 1996            SHARES HELD                      17,721*

         * INCLUDES 1,045 SHARES OF PROFIT SHARING STOCK HELD BY THE COMPANY AND SUBJECT TO FORFEITURE. NOT INCLUDED ARE OPTIONS EXERCISABLE WITHIN 60
         DAYS: 2,876 SHARES AT $34.76 PER SHARE; 2,587 SHARES AT $38.63 PER SHARE; 2,351 SHARES AT $42.50 PER SHARE; 2,172 SHARES AT $46.00 PER SHARE; 9,989 SHARES AT $54.41 PER SHARE; 992 SHARES AT $52.13 PER SHARE; 2,073 SHARES AT $48.24 PER SHARE; 561 SHARES AT $50.88 PER SHARE; 23,519 SHARES AT $57.27 PER SHARE; 4,994 SHARES AT $56.84 PER SHARE; AND 6,532 SHARES AT $65.77 PER SHARE.


[PHOTO] AULANA L. PETERS, 55, PARTNER, GIBSON, DUNN & CRUTCHER LLP, A LAW FIRM, LOS ANGELES, CALIFORNIA; MEMBER OF THE AUDIT AND BOARD ORGANIZATION COMMITTEES. Mrs. Peters joined Gibson, Dunn & Crutcher as an Associate in 1973. In 1980, she was named a Partner in the firm and continued in the practice of law until 1984, when she accepted an appointment as Commissioner of the Securities and Exchange Commission. In 1988, after serving four years as Commissioner, she returned to the private practice of law as Partner in the Gibson, Dunn & Crutcher firm. Mrs. Peters is a member of the American and Los Angeles County Bar Associations, the Regulatory Advisory Committee of the New York Stock Exchange, and the Financial Accounting Standards Advisory Council of the Financial Accounting Standards Board. She is also a director of Merrill Lynch & Co., Inc., Mobil Corporation, Northrop Grumman Corp., and KCET Public Television.

         DIRECTOR SINCE 1990            SHARES HELD                        1,065
                                        SHARES HELD AS DEFERRED STOCK      7,757





INCUMBENT DIRECTORS IN THE 1999 CLASS:


[PHOTO] RONALD A. MITSCH, 62, VICE CHAIRMAN OF THE BOARD AND EXECUTIVE VICE PRESIDENT, INDUSTRIAL AND CONSUMER SECTOR AND CORPORATE SERVICES; MEMBER OF THE EXECUTIVE AND FINANCE COMMITTEES; CHAIRMAN OF THE PUBLIC ISSUES COMMITTEE. Dr. Mitsch joined 3M in 1960 as a senior chemist in the central research laboratories and served in several laboratory assignments until he was named Managing Director of 3M Netherlands in 1979. In 1981, Dr. Mitsch was appointed Research and Development Vice President for the Life Sciences Sector. He was elected Group Vice President for the Traffic and Personal Safety Products Group in 1985; Senior Vice President, Research and Development in 1990; and Executive Vice President, Industrial and Consumer Sector and Corporate Services in 1991. He was elected Vice Chairman of the Board in 1995. Dr. Mitsch is a director of Lubrizol Corporation; NCR; Shigematsu Works, Inc., Ltd., Tokyo, Japan; the National Association of Manufacturers; and the SEI Center for Advanced Studies in Management associated with The Wharton School of Business of the University of Pennsylvania. He is also a member of the Board of Trustees of Hamline University.


         DIRECTOR SINCE 1993            SHARES HELD                      47,925*


         * INCLUDES 9,698 SHARES OF PROFIT SHARING STOCK HELD BY THE COMPANY AND SUBJECT TO FORFEITURE. NOT INCLUDED ARE OPTIONS EXERCISABLE WITHIN 60
         DAYS: 2,876 SHARES AT $34.76 PER SHARE; 2,587 SHARES AT $38.63 PER SHARE; 2,351 SHARES AT $42.50 PER SHARE; 2,172 SHARES AT $46.00 PER SHARE; 2,073 SHARES AT $48.24 PER SHARE; 8,242 SHARES AT $52.13 PER SHARE; 23,518 SHARES AT $54.41 PER SHARE; 23,519 SHARES AT $57.27 PER SHARE; AND 22,386 SHARES AT $66.73 PER SHARE.



[PHOTO] ROZANNE L. RIDGWAY, 61, FORMER ASSISTANT SECRETARY OF STATE FOR EUROPE AND CANADA; MEMBER OF THE BOARD ORGANIZATION AND COMPENSATION COMMITTEES. Ambassador Ridgway served in the U.S. Foreign Service from 1957 to 1989, including assignments as Ambassador for Oceans and Fisheries Affairs, Ambassador to Finland and to the German Democratic Republic, and from 1985 and until her retirement in 1989, Assistant Secretary of State for European and Canadian Affairs. Ambassador Ridgway served as President until 1992 and Co-Chair until 1996 of the Atlantic Council of the United States, an association to promote better understanding of major foreign policy issues. She is a director of Bell Atlantic Corporation, The Boeing Company, Citicorp and Citibank, Emerson Electric Co., RJR Nabisco, Sara Lee Corporation, and Union Carbide Corporation. She is also a trustee of Hamline University and chair of The Baltic-American Enterprise Fund.

         DIRECTOR SINCE 1989            SHARES HELD                        1,213
                                        SHARES HELD AS DEFERRED STOCK      9,210



[PHOTO] FRANK SHRONTZ, 65, RETIRED CHAIRMAN OF THE BOARD AND CHIEF EXECUTIVE OFFICER, THE BOEING COMPANY, MANUFACTURER AND SELLER OF AIRCRAFT AND RELATED PRODUCTS; MEMBER OF THE COMPENSATION AND PUBLIC ISSUES COMMITTEES. Mr. Shrontz joined The Boeing Company in 1958. In 1973, he left Boeing to serve as Assistant Secretary of the Air Force and became Assistant Secretary of Defense in 1976. In 1977, Mr. Shrontz returned to Boeing. After several assignments, he was named President and a member of the Board of Directors of Boeing in 1985. In 1986, he was named Chief Executive Officer and, in 1988, Chairman of the Board. Mr. Shrontz is a director of The Boeing Company, Boise Cascade Corporation, Chevron Corporation, and Citicorp and a citizen regent on the Smithsonian Institution's Board of Regents. He is a member of the Washington Roundtable and Vice Chairman of the New American Schools Development Corporation. He is also a member of The Business Council.


         DIRECTOR SINCE 1992            SHARES HELD                        3,031
                                        SHARES HELD AS DEFERRED STOCK      3,155


[PHOTO] LOUIS W. SULLIVAN, 63, PRESIDENT, MOREHOUSE SCHOOL OF MEDICINE, ATLANTA, GEORGIA; MEMBER OF THE AUDIT AND PUBLIC ISSUES COMMITTEES. Since completion of his medical training, Dr. Sullivan has held both professional and administrative positions in health care facilities and medical training institutions. He joined Morehouse College as Professor of Biology and Medicine in 1975 and was the founding dean and director of the Medical Education Program at the college. He was named President of Morehouse School of Medicine in 1981. He served as Secretary, United States Department of Health and Human Services, from 1989 to 1993. He returned to Morehouse School of Medicine in 1993. Dr. Sullivan is a director of Bristol-Myers Squibb Company, CIGNA Corporation, General Motors Corporation, Household International, Georgia-Pacific Corporation, and Equifax, Inc. He is also a director of the Boy Scouts of America; a trustee of the Little League Foundation; and a member of the National Medical Foundation.

         DIRECTOR SINCE 1993            SHARES HELD                        1,634
                                        SHARES HELD AS DEFERRED STOCK      1,923



INCUMBENT DIRECTORS IN THE 1998 CLASS:



[PHOTO] EDWARD A. BRENNAN, 63, RETIRED CHAIRMAN OF THE BOARD, PRESIDENT, AND CHIEF EXECUTIVE OFFICER, SEARS, ROEBUCK AND CO., A DIVERSIFIED COMPANY ENGAGED IN MERCHANDISING, CHICAGO, ILLINOIS; CHAIRMAN OF THE COMPENSATION AND MEMBER OF THE BOARD ORGANIZATION COMMITTEES. Mr. Brennan joined Sears in 1956. He was an Executive Vice President, 1978 to 1980; President and Chief Operating Officer for merchandising, 1980; Chairman and Chief Executive Officer, Sears Merchandise Group, 1981 to 1984; President and Chief Operating Officer, 1984 through 1985; and was elected Chairman of the Board and Chief Executive Officer of Sears, Roebuck and Co. in 1986. Mr. Brennan retired from Sears in 1995. He is a director of The Allstate Corporation, Dean Witter, Discover & Co., AMR Corporation, Unicom Corporation, Dean Foods Company, and The SABRE Group Holdings, Inc. He also is Chairman of the Board of Trustees, Marquette University; a trustee of DePaul University and Rush-Presbyterian-St. Luke's Medical Center; and a member of The Business Council.


         DIRECTOR SINCE 1986            SHARES HELD                        4,817
                                        SHARES HELD AS DEFERRED STOCK      6,907


[PHOTO] LIVIO D. DESIMONE, 60, CHAIRMAN OF THE BOARD AND CHIEF EXECUTIVE OFFICER; CHAIRMAN OF THE BOARD ORGANIZATION, EXECUTIVE, AND FINANCE COMMITTEES. Mr. DeSimone joined 3M as a process engineer with 3M
         Canada in 1957. He served in various international and subsidiary capacities until his appointment in 1971 as Managing Director of 3M Brazil. In 1975, he served as General Manager, Building Service and Cleaning Products Division, before being appointed Area Vice President, Latin America. Mr. DeSimone was elected Vice President, Abrasives, Adhesives, Building Service and Chemicals Group in 1979; Executive Vice President, Life Sciences Sector in 1981; Executive Vice President, Industrial and Consumer Sector in 1984; Executive Vice President, Industrial and Electronic Sector in 1987; Executive Vice President, Information and Imaging Technologies Sector in 1989; and Chairman of the Board and Chief Executive Officer in 1991. He is a director of Cargill, Incorporated, Dayton Hudson Corporation, General Mills, Inc., and Vulcan Materials Company. He is also a director of National Junior Achievement Inc. and a trustee of the University of Minnesota Foundation. He is Chairman of the World Business Council for Sustainable Development.


         DIRECTOR SINCE 1986            SHARES HELD                     163,450*

         * INCLUDES 69,851 SHARES OF PROFIT SHARING STOCK HELD BY THE COMPANY AND SUBJECT TO FORFEITURE. NOT INCLUDED ARE OPTIONS EXERCISABLE WITHIN 60 DAYS: 72,848 SHARES AT $57.27 PER SHARE; 51,804 SHARES AT $66.74 PER SHARE; 2,351 SHARES AT $42.50 PER SHARE; 2,172 SHARES AT $46.00 PER SHARE; 44,441 AT $54.41 PER SHARE; AND 2,073 SHARES AT $48.24 PER SHARE.


[PHOTO] ALLEN E. MURRAY, 68, RETIRED CHAIRMAN OF THE BOARD AND CHIEF EXECUTIVE OFFICER, MOBIL CORPORATION, PETROLEUM EXPLORATION, MANUFACTURING AND MARKETING OF PETROLEUM AND PETROLEUM-BASED PRODUCTS, FAIRFAX, VIRGINIA; MEMBER OF THE COMPENSATION AND PUBLIC ISSUES COMMITTEES. Mr. Murray has been a director of Mobil Corporation since 1977. He was Chairman of the Board, President, and Chief Executive Officer from 1986 until 1993; and Chairman of the Board and Chief Executive Officer until March 1994. He retired from Mobil in 1994. He is a director of Metropolitan Life Insurance Company, Lockheed Martin Corporation, Morgan Stanley Group Inc., and St. Francis Hospital. He is also an honorary director of the American Petroleum Institute; a trustee of New York University; and a member of The Business Council, the Council on Foreign Relations, and The Trilateral Commission.

         DIRECTOR SINCE 1985            SHARES HELD                        3,065
                                        SHARES HELD AS DEFERRED STOCK     13,638


[PHOTO] F. ALAN SMITH, 65, RETIRED EXECUTIVE VICE PRESIDENT AND DIRECTOR, GENERAL MOTORS CORPORATION, MANUFACTURER AND SELLER OF AUTOMOBILES AND AUTOMOTIVE PRODUCTS, DETROIT, MICHIGAN; CHAIRMAN OF THE AUDIT AND MEMBER OF THE PUBLIC ISSUES COMMITTEES. Mr. Smith was a director of General Motors Corporation from 1981 until his retirement in 1992. He joined General Motors in 1956. He was Treasurer, 1973 to 1975; Vice President, Finance, 1975 to 1978; Vice President of General Motors Corporation and President and General Manager of General Motors of Canada Limited, 1978 to 1981; Executive Vice President, Finance, 1981 to 1988. In 1988, he was elected Executive Vice President, Operating Staffs and Public Affairs and Marketing Staffs. He is chairman of Advanced Accessory Systems, Inc. and a director of TransPro, Inc. He is a trustee of the Florida Institute of Technology.

         DIRECTOR SINCE 1986            SHARES HELD                        5,715
                                        SHARES HELD AS DEFERRED STOCK     10,949




INFORMATION AS TO EXECUTIVE OFFICERS
On the same basis as the "shares held" information provided on the previous pages for nominees and incumbent directors, the following represents shares of the Company's common stock held by the five executive officers named in the Summary Compensation Table on page 11. Options exercisable within 60 days after February 28, 1997, are shown separately.

                                                        OPTIONS
NAME AND PRINCIPAL POSITION       SHARES HELD (1)   EXERCISABLE (2)
 ------------------------------------------------------------------
Livio D. DeSimone,
  Chairman of the Board and
  Chief Executive Officer             163,450           175,689
Ronald A. Mitsch,
  Vice Chairman of the Board
  and
  Executive Vice President             47,925            89,724
Giulio Agostini,
  Senior Vice President                16,236            69,643
Ronald O. Baukol,
  Executive Vice President             27,890            57,822
W. George Meredith,
  Executive Vice President             17,721            58,646
 ------------------------------------------------------------------


(1) The "shares held" include shares of Profit Sharing Stock held by the Company and subject to forfeiture, as more fully described in footnote 3 on page 12 of this proxy statement.

(2)  Option prices for these shares range from $34.76 to $66.74 per share.


COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

This report was prepared at the direction of the Compensation Committee of the Board of Directors (the "Committee"), which is composed entirely of nonemployee directors of the Company. The Committee establishes and periodically reviews compensation levels and policies for the Chief Executive Officer ("CEO") and other executive officers and authorizes short-term and long-term compensation in the form of cash or stock. The current members of the Committee are Edward A. Brennan, who serves as Chairman, Allen E. Murray, Rozanne L. Ridgway, and Frank Shrontz.

COMPENSATION OBJECTIVES
The executive compensation program is designed to align total compensation with the Company's strategic objectives and ensure that payouts are driven by Company performance and employee contribution to the Company. Executive compensation is linked to Company performance compared to specific financial and non-financial objectives, ranging from achieving earnings and sales growth targets to upholding the Company's Statement of Corporate Values (which include customer satisfaction through superior quality and value, attractive investor return, ethical business conduct, respecting the environment, and fostering employee pride in the Company).

In determining the amount and type of executive compensation, the Committee seeks to achieve the following objectives:

     * To attract, motivate, and retain talented, competent, and resourceful executive officers by providing competitive compensation.

     *    To encourage executives to hold significant amounts of Company stock.

     * To require that a substantial portion of executive compensation is "at risk" by being tied to quantifiable short-term and long-term measures of the Company's performance.

It is also the Company's policy to take reasonable steps to obtain the fullest possible corporate tax deduction for compensation paid to its executive officers by qualifying for the exemptions from limitation on such deductibility under
Section 162(m) of the Internal Revenue Code of 1986 ("Code"). The Profit Sharing Plan and amendments to the Performance Unit Plan were approved by stockholders in 1994 and these two plans are now designed to permit qualification for deduction under the Code. The Counsel for the Committee has reviewed the Company's 1997 Management Stock Option Program and has determined that this plan also meets Code requirements for deductibility under Section 162(m).


PROCESS OF ESTABLISHING COMPENSATION
The Committee begins the process of establishing the amount of compensation for the CEO and other executive officers by reviewing compensation surveys of selected peer companies. The surveys are primarily conducted by independent consultants specializing in executive compensation. The peer companies included in the compensation surveys are selected by the independent consultants. These peer companies consist of large industrial companies that are most likely to be competitors for executive talent. The objective of the Committee is to use the survey data to establish a competitive level of total compensation. The Committee believes that the Company's most direct competitors for executive talent are not necessarily all of the companies that would be included in a peer group established to compare shareholder returns. Thus, the peer group for purposes of the compensation surveys is not the same as the peer group index in the Comparison of Five-Year Cumulative Total Return graph included on page 18 of this proxy statement.

The Committee does not target any specific quartile of the survey data for total compensation or any component of total compensation (e.g., base salary, profit sharing, performance unit plan, or stock options). The Committee's objective of maintaining the total compensation at a competitive level has resulted in short-term compensation (base salary and profit sharing) and long-term compensation (performance unit plan and stock options) being at or very close to the median.

After the Committee has established the amount of total compensation for the CEO and other executive officers, the Committee next determines what percent of the total compensation should be allocated to short-term compensation in the form of base salary and profit sharing and long-term compensation in the form of the performance unit plan and stock options. This determination is subjective, but is based on information from the compensation surveys and the objectives for executive compensation referred to above. It is the Committee's long-standing policy that variable, at-risk compensation, both short- and long-term, should make up a significant portion of executive compensation. Depending upon the level of the executive, the Committee targets between 45 percent and 75 percent of executive compensation to be variable and at risk by being tied to quantifiable measures of the Company's performance.

ELEMENTS OF THE COMPENSATION PROGRAM
Each of the components of short- and long-term executive compensation is described in greater detail below.


BASE SALARY
The Committee establishes base salaries annually in relation to base salaries paid by the selected peer companies from the compensation surveys. Base salaries may be adjusted from time to time according to guidelines established for all employees to reflect increased salary levels within the peer group, increased responsibilities or individual performance. This is the only component of executive compensation that is not variable. The Committee does not use financial performance factors, such as earnings per share, in establishing base salary.


PROFIT SHARING
Profit sharing is variable compensation based on the quarterly consolidated net income of the Company and is used to focus management attention on profits and the effective use of assets. The number of profit sharing units granted to the CEO and executive officers is determined by the Committee as part of the overall compensation. The number of profit sharing units allocated to the CEO and executive officers is established by the Committee, in the exercise of its collective judgment, to achieve the appropriate ratio between short-term, performance-based compensation and other forms of compensation, and to reflect the level of responsibility of the respective executive officer.

The amount payable with respect to each profit sharing unit is determined by dividing the Company's consolidated quarterly net income, less a quarterly reserve of two and one-half percent of stockholders' equity (or approximately ten percent on an annual basis), by the number of outstanding shares of the Company's common stock. Because of the required minimum return on stockholder equity, the amount of compensation paid under the profit sharing plan tends to rise and fall relatively more sharply than changes in net income. No amount will be payable under the profit sharing plan if the Company's quarterly net income is equal to or less than the quarterly reserve of two and one-half percent return on stockholders' equity. Profit sharing payments are subject to limitations when individual amounts exceed specified relationships to base salary.

For the executive officers listed in the Summary Compensation Table, a portion of profit sharing is paid in cash and a portion is paid in stock which is held by the Company for ten years or until age 65, whichever occurs first. The ratio between that portion of profit sharing paid in cash and the portion paid in stock to the named executive officers for 1996 is subjective and varies from year to year and among executive officers. However, the more senior executive officers generally have been paid a larger portion of profit sharing in stock than less senior executive officers. (More details about the Company's Profit Sharing Plan are provided on page 11 of this proxy statement.)

      PERFORMANCE UNIT PLAN
      The Performance Unit Plan is variable compensation based on the Company's long-term performance. The number of performance units allocated to the CEO and executive officers is established by the Committee, in its judgment, to achieve the appropriate ratio between long-term, performance-based compensation and other forms of compensation. The amount payable with respect to each performance unit granted is determined by and is contingent upon attainment of the performance criteria described below over the performance period 1996-1998 (each year weighted equally). The performance criteria have been selected to focus management attention on the quality of future earnings and assets and on global real sales growth. (More details about the Company's Performance Unit Plan are provided on page 15 of this proxy statement.)


     PERFORMANCE CRITERIA:
     (1) "Relative ROCE" is the percentage determined by dividing the Company's average return on capital employed by the average return on capital employed of the companies included, at the end of each year of the performance period, in the Standard and Poor's Industrial Index ("S&P 400 ROCE"); and

     (2) "Sales Growth" is the percentage amount by which the Company's real sales growth (sales growth adjusted for inflation and currency effects) exceeds the weighted average of real growth reflected by the Industrial Production Index for seven major industrial countries (the "Big 7 IPI").

PERFORMANCE UNIT PLAN PAYMENTS:
The amount payable with respect to each performance unit granted in 1996 is $100 if both the Relative ROCE and Sales Growth targets are achieved and is payable on January 1, 2002, in the form (at the discretion of the Committee) of cash, stock or a combination of cash and stock. The maximum amount payable with respect to each performance unit is $200. No amount will be payable under the Performance Unit Plan if either the Company's cumulative ROCE is less than 150 percent of the S&P 400 ROCE or if Sales Growth (as defined above) is less than zero percent.

STOCK OPTIONS
The Company's Stock Option plan is also variable compensation. It is based on the market appreciation of the Company's common stock and is designed to increase ownership of the Company's stock. The Company makes stock option grants annually at 100 percent of the market price on the date of grant. The options may be exercised after one year and have a ten year life. The number of shares under options to be granted to the CEO and executive officers is determined by the Committee as part of the overall compensation. The awards are designed to keep total compensation competitive with awards made by companies in the survey group, and as such require subjective judgment as to the value of the award. The number of option shares currently held by each executive is not considered in determining awards. Stock options encourage executives to become owners of the Company, which further aligns their interests with the stockholders. Options have no value unless the price of the Company's stock increases.


CHIEF EXECUTIVE OFFICER COMPENSATION
The compensation of Livio D. DeSimone, Chairman of the Board and Chief Executive Officer, is determined by the same process and consists of the same short- and long-term components as for the other executive officers listed in the Summary Compensation Table, namely base salary, profit sharing, performance unit plan, and stock options. A higher portion of Mr. DeSimone's total compensation is variable and at risk by being tied to quantifiable measures of the Company's performance. These measures are quarterly net income, Relative ROCE and Sales Growth, as those terms are defined above, and appreciation in the value of 3M stock.

In addition, the compensation paid to Mr. DeSimone is also based on performance against non-financial measures, such as upholding the Company's Statement of Corporate Values (which include customer satisfaction through superior quality and value, attractive investor return, ethical business conduct, respecting the environment, and fostering employee pride in the Company), management succession planning, and the general overall perception of the Company by financial and business leaders. To keep Mr. DeSimone's total compensation competitive, the Committee increased his base salary in 1996, which is reflected in part in the Summary Compensation Table on page 11 of this proxy statement. Because of increased performance in 1996, Mr. DeSimone's profit sharing cash and profit sharing stock was greater in 1996 than in 1995. The Committee awarded Mr. DeSimone 9,000 performance units in 1996 under the performance unit plan (an increase from the 7,700 units in 1995 in order to keep his long-term incentive compensation at competitive levels).


The Compensation Committee

Edward A. Brennan, Chairman

Allen E. Murray
Rozanne L. Ridgway
Frank Shrontz

EXECUTIVE COMPENSATION


The following table shows compensation for services rendered in all capacities to the Company and its subsidiaries during 1996, 1995, and 1994 by the Chief Executive Officer and the next four highest-paid executive officers.


                           SUMMARY COMPENSATION TABLE
 ---------------------------------------------------------------------------------

                                                   ANNUAL COMPENSATION
                                        ------------------------------------------
                                                     PROFIT SHARING   OTHER ANNUAL
                                                      CASH (BONUS)    COMPENSATION
 NAME AND PRINCIPAL POSITION     YEAR   SALARY ($)       ($)(2)          ($)(4)
 ---------------------------------------------------------------------------------
Livio D. DeSimone,               1996    $971,100       $502,594        $59,224
                                 -------------------------------------------------
 Chairman of the Board and       1995     903,600        366,901         61,293
                                 -------------------------------------------------
 Chief Executive Officer         1994     799,500        362,308         64,306
 ---------------------------------------------------------------------------------
Ronald A. Mitsch,                1996     552,000        330,539         52,671
                                 -------------------------------------------------
 Vice Chairman of the Board      1995     474,000        241,298             --
                                 -------------------------------------------------
 and Executive Vice President    1994     420,000        238,278             --
 ---------------------------------------------------------------------------------
Giulio Agostini,                 1996     396,200        276,361             --
                                 -------------------------------------------------
 Senior Vice President           1995     369,975        201,748             --
                                 -------------------------------------------------
                                 1994     345,025        199,222             --
 ---------------------------------------------------------------------------------
Ronald O. Baukol,                1996     419,400        227,656             --
                                 -------------------------------------------------
 Executive Vice President        1995     333,800        166,192             --
                                 -------------------------------------------------
                                 1994     269,500        164,112             --
 ---------------------------------------------------------------------------------
W. George Meredith,              1996     403,150        224,373             --
                                 -------------------------------------------------
 Executive Vice President        1995     289,050        163,795             --
                                 -------------------------------------------------
                                 1994     230,400        142,020             --
 ---------------------------------------------------------------------------------

                       (WIDE TABLE CONTINUED FROM ABOVE)


                           SUMMARY COMPENSATION TABLE
---------------------------------------------------------------------------------------------------------------
                                               LONG -TERM COMPENSATION (1)
                                 --------------------------------------------------------
                                                 AWARDS                       PAYOUTS
                                 --------------------------------------------------------
                                  PROFIT SHARING                            PERFORMANCE
                                 STOCK (RESTRICTED                           UNIT PLAN
                                   STOCK AWARDS)       OPTIONS GRANTED         (LTIP)            ALL OTHER
 NAME AND PRINCIPAL POSITION         ($)(2)(3)       NUMBER OF SHARES(5)   PAYOUTS ($)(6)   COMPENSATION ($)(7)
 --------------------------------------------------------------------------------------------------------------
Livio D. DeSimone,                   $524,047              131,384            $697,620           $137,068
                                 ------------------------------------------------------------------------------
 Chairman of the Board and            382,561              118,658             678,370             62,838
                                 ------------------------------------------------------------------------------
 Chief Executive Officer              377,773               93,956             987,910             97,763
 --------------------------------------------------------------------------------------------------------------
Ronald A. Mitsch,                     181,687               60,414             335,220             79,418
                                 ------------------------------------------------------------------------------
 Vice Chairman of the Board           132,634               41,463             325,970             41,161
                                 ------------------------------------------------------------------------------
 and Executive Vice President         105,410               33,124             474,710             49,691
 --------------------------------------------------------------------------------------------------------------
Giulio Agostini,                       96,316               21,888             217,440             37,236
                                 ------------------------------------------------------------------------------
 Senior Vice President                 70,312               15,000             158,580             21,739
                                 ------------------------------------------------------------------------------
                                       64,067               15,000             230,940             18,290
 --------------------------------------------------------------------------------------------------------------
Ronald O. Baukol,                      77,710               39,377              86,070             41,970
                                 ------------------------------------------------------------------------------
 Executive Vice President              39,192               31,570              83,695             33,373
                                 ------------------------------------------------------------------------------
                                            0               16,708             121,885             47,529
 --------------------------------------------------------------------------------------------------------------
W. George Meredith,                    38,308               30,051              86,070             36,196
                                 ------------------------------------------------------------------------------
 Executive Vice President              27,965               27,400              83,695             26,157
                                 ------------------------------------------------------------------------------
                                            0               13,332             121,885             35,253
 --------------------------------------------------------------------------------------------------------------


(1) The amounts shown in the Summary Compensation Table do not include amounts expensed for financial reporting purposes under the Company's pension plan. This plan is a defined benefit plan. The amounts shown in the Table do, however, include those amounts voluntarily deferred by the named individuals under the Company's Deferred Compensation Plan. The Deferred Compensation Plan allows management personnel to defer portions of current base salary, profit sharing, and performance unit compensation earned during the year.


(2) The amounts shown under the headings "Profit Sharing Cash (Bonus)" and "Profit Sharing Stock (Restricted Stock Awards)" are payments received under the Profit Sharing Plan. The terms "(Bonus)" and "(Restricted Stock Awards)" are included to satisfy the requirements of the Securities and Exchange Commission ("SEC"). These payments are based upon the Company's performance and are variable in accordance with a predetermined formula. The Compensation Committee does not view these payments as bonus payments or restricted stock awards as these terms are most often used. The Committee views bonus plans as plans which provide for annual (as opposed to quarterly) payments from a pool, rather than based on a strict formula related to earnings per share. Restricted stock awards are generally outright grants of stock as opposed to payment in the form of stock held in the custody of the company (restricted period) in lieu of cash under a formula-based profit sharing plan.


Generally, profit sharing is paid in cash; however, senior executive management, as determined by the Compensation Committee, receive a portion of their profit sharing in shares of the Company's common stock (see footnote 3 on page 12).

The Company's Profit Sharing Plan provides for quarterly payments based upon net income after deducting an allowance for a predetermined ten percent annual rate of return on stockholder equity and is determined by multiplying the number of profit sharing units awarded to an individual by this quarterly net income, after deduction, divided by the number of the outstanding shares of the Company's common stock.

Because of the required minimum return on stockholder equity, profit sharing tends to rise and fall relatively more sharply than changes in net income.

The number of profit sharing units awarded to the individuals named is determined by the Compensation Committee and is intended to reflect the level of responsibility of the respective individual. Profit sharing payments are subject to limitations when individual amounts exceed specified relationships to base salary. Approximately 3,700 management employees currently participate in profit sharing, including the five individuals in the Summary Compensation Table.


(3) The amount shown under the heading "Profit Sharing Stock (Restricted Stock Awards)" represents the portion of profit sharing issued as common stock to the named individuals, valued at 100 percent of the fair market value of the Company's common stock at the end of the quarterly profit sharing performance period. The number of shares is determined by the Company's quarterly net income performance. However, payment is deferred and conditional upon continued employment by the Company. Therefore, pursuant to SEC rules, it is included under the headings of "Long-Term Compensation."

The shares are held in the custody of the Company for a period of ten years or until age 65, whichever occurs first. Any termination of employment, prior to that time, without the consent of the Compensation Committee or the Board of Directors, other than upon death or permanent disability, will result in forfeiture of the Profit Sharing Stock. The recipient is entitled to receive dividends and vote these shares in the same manner as any other holder of the Company's common stock during the period of custody by the Company.

From the time of issuance throughout the Restricted Period, Profit Sharing Stock rises or falls in value in direct relationship to the Company's common stock market performance. Consequently, Profit Sharing Stock reflects both short-term and long-term performance elements.

The named individuals have accumulated, in one case over nine years, the following shares of the Company's common stock under the Company's Profit Sharing Plan as of December 31, 1996, valued for these purposes at the fair market value of such stock on December 31, 1996, and also on the respective dates when the shares were issued into the custody of the Company:


                                 VALUE           VALUE
NAME               SHARES     AT 12/31/96     WHEN ISSUED
 ---------------------------------------------------------
L.D. DeSimone      69,851     $5,797,633      $3,393,707
R.A. Mitsch         9,698        804,934         567,032
G. Agostini         5,348        443,884         313,602
R.O. Baukol         1,808        150,064         120,352
W. G. Meredith      1,045         86,735          68,310
 ---------------------------------------------------------



(4) "Other Annual Compensation" includes the following, to the extent that the aggregate thereof exceeds $50,000: personal benefits received by the named individuals, amounts reimbursed the individuals during the year for payment of taxes, and that portion of interest above market rates (as determined by the Securities and Exchange Commission) paid on that compensation voluntarily deferred by the individuals. The personal benefits included in these numbers represent the amount of personal financial planning services, an amount paid on behalf of the individual for the term portion of insurance under the Company's Senior Executive Split Dollar Plan, and personal air travel on corporate aircraft imputed to the individual as income for tax purposes. In the case of Mr. DeSimone, nearly all of the "Other Annual Compensation" received in 1994, 1995, and 1996 was a result of income imputed to him for travel.

(5) The number of stock options shown in this column includes both annual grants of incentive and nonqualified stock options and Progressive Stock Options, which are described more fully in footnote 1 on page 13. The number and price of all outstanding options were adjusted at the spin-off of Imation Corp. in order to preserve the intrinsic value of the options. The number of stock options shown in this column for 1996 reflects this adjustment.

(6) "LTIP Payouts" reflects the value of the total grant for each individual under the Company's Performance Unit Plan after the three-year performance period (e.g., for 1996, the performance period is 1994-1996), but no amount will be paid to these individuals under the grant for an additional three years pursuant to the terms of the grant. The numbers shown represent estimates based upon information available as of February 28, 1997. During this additional three-year period, interest will be paid at a rate determined by the Company's ROCE performance. More specific information about the Performance Unit Plan is set forth on page 9.

(7) "All Other Compensation" includes: (a) that amount of Performance Unit Plan earnings allocated during the year to the base amounts determined after the three-year performance periods of each respective grant, to the extent that such earnings are in excess of market interest rates (as determined by the Securities and Exchange Commission); (b) that amount deemed to be compensation to the individuals under the Company's Senior Executive Split Dollar Plan in accordance with rules developed by the Securities and Exchange Commission; and (c) all amounts contributed to the account of each named executive under the Company's 401(k) plan. The Senior Executive Split Dollar Plan provides insurance to all of the Company's executive officers under split dollar life insurance, which is partly term insurance and partly whole life insurance with a cash value. Under this Plan, the Company is reimbursed for the premium costs of the non-term portion of coverage and a possible return when the arrangement terminates either by insurance proceeds incident to the death of the individual or by cash value after 15 years of participation in the Plan. During 1996, amounts deemed compensation under the Plan to the named executive officers in the Summary Compensation Table were $9,375 for Mr. DeSimone; $15,760 for Dr. Mitsch; $11,742 for Mr. Agostini; $19,146 for Mr. Baukol; and $13,375 for Mr. Meredith. These amounts were determined by treating the non-term portion of the coverage as an interest-free loan.

STOCK OPTIONS TABLE
The following table shows specified information with respect to option grants during 1996 for each person named in the Summary Compensation Table.




                                          OPTION GRANTS IN LAST FISCAL YEAR
 -------------------------------------------------------------------------------------------------------------------
                                      INDIVIDUAL GRANTS
 -------------------------------------------------------------------------------------------
                                              % OF TOTAL
                                             OPTIONS/SARS
                                               GRANTED                                               GRANT DATE
                             OPTIONS/        TO EMPLOYEES     EXERCISE OR                               VALUE
                               SARS               IN           BASE PRICE       EXPIRATION           GRANT DATE
          NAME            GRANTED (#) (1)    FISCAL YEAR     ($/SH) (1) (2)        DATE          PRESENT VALUE ($)(4)
   ------------------------------------------------------------------------------------------------------------------
L.D. DeSimone                   72,848           1.055%         $  63.04       5-12-2006            $   922,110
                                 6,732           0.097             66.73       5-09-1997                 56,946
                                10,365           0.150             66.73       5-08-1998                 87,678
                                 3,730           0.054             66.73       5-07-1999                 31,552
                                37,709           0.546             66.73       5-07-2004                318,980

R.A. Mitsch                     37,569           0.546             63.04       5-12-2006                475,548
                                   459           0.007             66.73       5-09-1997                  3,883
                                 4,376           0.063             66.73       5-10-2002                 37,017
                                18,010           0.261             66.73       5-07-2004                152,347

G. Agostini                     15,610           0.226             63.04       5-12-2006                197,591
                                 1,696           0.025             63.04       5-11-2001                 14,346
                                 4,582           0.066             63.04       5-10-2002                 38,759

R.O. Baukol                     23,519           0.340             63.04       5-12-2006                297,704
                                   169           0.002             66.74       5-07-1999                  1,430
                                 4,080           0.059             66.74       5-05-2000                 34,513
                                 5,001           0.072             66.74       5-10-2002                 42,303
                                 6,608           0.096             66.74       5-07-2004                 55,897

W.G. Meredith                   23,519           0.340             63.04       5-12-2006                297,704
                                 1,359           0.020             65.77       5-11-2001                 11,496
                                 5,173           0.075             65.77       5-10-2002                 43,758
 -------------------------------------------------------------------------------------------------------------------
All Optionees
 (10,296 Participants)       6,908,000         100.000%         $63.04(2)      5-12-2006(3)         $84,212,278
 -------------------------------------------------------------------------------------------------------------------



(1) The number and price of all outstanding options were adjusted at the spin-off of Imation Corp. in order to preserve the intrinsic value of the options. The Company has not granted any stock appreciation rights ("SARs"). The options shown for each individual include both annual grants of Incentive Stock Options and nonqualified stock options and grants of Progressive Stock Options ("PSO"). Nonqualified options are subject to a reload feature when exercised with the payment of the option price in the form of previously owned shares of the Company's common stock. Such an exercise results in further grants of PSOs. The first grant shown for each individual is the annual grant. The remaining lines are PSOs. The PSO grants for each individual were made on a single date, but are, pursuant to SEC rules, shown in multiple lines because of different expiration dates.


PSO grants were made to participants who exercised nonqualified stock options and who paid the purchase price using shares of previously owned Company common stock. The PSO grant is for the number of shares equal to the shares utilized in payment of the purchase price and tax withholding, if any. The option price for the PSO is equal to 100 percent of the market value of the Company's common stock on the date of the exercise of the primary option or, alternatively, on the date of the PSO grant to the five named individuals in the Table, all of whom are subject to the requirements of Section 162(m) of the Internal Revenue Code. The option period is equal to the remaining period of the options exercised.

Company common stock used for payment must have been owned by the participant for at least six months, and only one exercise of nonqualified options per participant per calendar year will be eligible for PSO grants by the Committee.

The presence of PSOs encourages early exercise of nonqualified stock options, without foregoing the opportunity for further appreciation, and promotes retention of the Company stock acquired.

In any event, a participant receiving an annual grant of nonqualified stock options can never acquire more shares of Company common stock through successive exercises of the initial and subsequent PSO grants than the number of shares covered by the initial annual grant from the Committee.

(2) All options granted during the period were granted at the market value on the date of grant if initial grants, or at the fair market values discussed in footnote 1 above in the case of Progressive Stock Options, as calculated from the average of the high and low prices reported on the New York Stock Exchange Composite Index. The option price shown for the "All Optionees" line is $63.04 because the vast majority of options granted during 1996 carried that price.

(3) The expiration date for the "All Optionees" line is shown as May 12, 2006, since that is the applicable date for the vast majority of options granted during 1996.

(4) Pursuant to the rules of the Securities and Exchange Commission, the Company has elected to provide a grant date present value for these option grants determined by a modified Black-Scholes pricing model. Among key assumptions utilized in this pricing model were: (i) that the time of exercise of stock options would be 66 months (26 months for PSOs ) into the term of the option, which could be for terms as long as ten years, in recognition of the historical exercise patterns at the Company for these types of options; (ii) expected volatility of 14.2 percent (15.53 percent for PSOs); (iii) risk-free rate of return of 6.40 percent (5.83 percent for PSOs); and (iv) dividend growth rate of
4.26 percent. No adjustments for non-transferability or risk of forfeiture have been made. The Company voices no opinion that the present value will, in fact, be realized and expressly disclaims any representation to that effect.

OPTION EXERCISES AND YEAR-END VALUE TABLE

The following table shows specified information with respect to option exercises during 1996 and the value of unexercised options at the end of 1996 for each person named in the Summary Compensation Table.

 -------------------------------------------------------------------------------------------------------------------------
                      AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR, AND FY-END OPTION/SAR VALUE
 -------------------------------------------------------------------------------------------------------------------------
                                                                  NUMBER OF                   VALUE OF UNEXERCISED
                                                             UNEXERCISED OPTIONS            IN-THE-MONEY OPTIONS/SARS
                       SHARES                                   AT FY-END (#)                   AT FY-END ($)(1)
                      ACQUIRED            VALUE        -------------------------------      ------------------------------
NAME               ON EXERCISE (#)   REALIZED ($)(1)   EXERCISABLE       UNEXERCISABLE    EXERCISABLE      UNEXERCISABLE
--------------------------------------------------------------------------------------------------------------------------
L.D. DeSimone          74,714          $1,419,568         276,421          72,848         $7,382,783       $1,454,410
R.A. Mitsch            33,058             785,827         124,218          37,569          3,497,880          750,065
G. Agostini             9,193             233,682          69,643          15,610          2,084,584          311,654
R.O. Baukol            25,045             673,809          78,346          23,519          2,126,366          469,557
W.G. Meredith          11,049             337,239          73,433          23,519          2,208,753          469,557
 -------------------------------------------------------------------------------------------------------------------------

(1) The "Value Realized" or the unrealized "Value of Unexercised In-the-Money Options at FY-End" represents the aggregate difference between the market value on the date of exercise or at December 31, 1996, in the case of the unrealized values, and the applicable exercise prices. These differences accumulate over what may be, in many cases, several years. These stock options all have option periods of ten years when first granted, and Progressive Stock Options have option periods equal to the remaining option period of the initial nonqualified options resulting in Progressive Stock Options.

LONG-TERM INCENTIVE PLAN AWARDS TABLE

The following table shows specified information with respect to awards during 1996 under the Company's Performance Unit Plan for each person in the Summary Compensation Table.

                   --------------------------------------------------------------------------------------
                                   LONG-TERM INCENTIVE PLAN AWARDS IN LAST FISCAL YEAR
                   --------------------------------------------------------------------------------------
                      NUMBER OF       PERFORMANCE OR       ESTIMATED FUTURE PAYOUTS
                    SHARES, UNITS      OTHER PERIOD    UNDER NON-STOCK PRICE BASED PLANS (3)
                      OR OTHER       UNTIL MATURATION  -------------------------------------
      NAME          RIGHTS (#)(1)     OR PAYOUT (2)     THRESHOLD ($)       TARGET ($)        MAXIMUM ($)
   ------------------------------------------------------------------------------------------------------
L.D. DeSimone           9,000            6  years             $0            $900,000      $1,800,000
R.A. Mitsch             5,500            6  years              0             550,000       1,100,000
G. Agostini             2,400            6  years              0             240,000         480,000
R.O. Baukol             3,700            6  years              0             370,000         740,000
W.G. Meredith           3,700            6  years              0             370,000         740,000
 --------------------------------------------------------------------------------------------------------

(1) The Company's Performance Unit Plan provides long-term compensation to 94 key management personnel based upon the Company's attainment of long-term performance and growth criteria.

It is administered by the Compensation Committee, none of the members of which are current employees of the Company. The Committee has sole discretion in the selection of participants, performance criteria, size of awards, performance period, and the timing and form of payment, as well as all other conditions regarding awards.


To date, the Committee has established the performance goals based on criteria of return on capital employed and sales growth. More detail about current performance goals is available in the Compensation Committee Report on page 9. Performance units awarded to date have been assigned a face value of $100 each. However, the actual amount of the payments is based upon the Company's attainment of the performance goals. If the targets established by the Committee are attained during the performance periods, the performance unit will have a value of $100 at the end of the performance period. If the targets are not attained, the value will be less than $100 and, if exceeded, will be more than $100. The ultimate value of the performance unit can vary from no value to $200, depending upon actual performance.


Payment is contingent upon continued employment to the payment date or earlier retirement under the Company's pension plan. Participants receiving awards during 1996, including the five executive officers in the Summary Compensation Table, will receive payment in 2002, provided that such individuals continue employment with the Company until such payment date (except in the event of death, retirement, or disability). Payment under the Plan may be made in cash, shares of the Company's common stock, or any combination of cash and stock, at the discretion of the Compensation Committee. In the past, payment has been made only in cash.


(2) The value of awards granted for 1996 will be determined by the Company's attainment of return on capital employed and sales growth criteria during a three-year performance period of 1996, 1997, and 1998. More detail about current performance goals is available in the Compensation Committee Report on page 9. However, there will be an additional three-year involuntary holding period thereafter during which the base amounts determined during the performance period will earn interest and remain subject to forfeiture if the participant discontinues employment for any reason other than death, disability, or retirement.


(3) The estimated future payouts do not include any interest factor that would be earned annually during the three-year involuntary holding period following the performance period. Interest during the involuntary holding period would accrue annually at a rate equal to 50 percent of the prior year's return on capital employed of the Company during the three years and would be payable, together with the base award, in 2002.


PENSION PLAN TABLE

The following table shows estimated annual benefits payable to the Company's executive officers upon retirement in specified remuneration and years of service classifications.



 ---------------------------------------------------------------------------
       AVERAGE                      ANNUAL RETIREMENT BENEFITS
  ANNUAL EARNINGS                      WITH YEARS OF SERVICE
 DURING THE HIGHEST                        INDICATED (2)
  FOUR CONSECUTIVE     -----------------------------------------------------
  YEARS OF SERVICE         30            35            40            45
         (1)              YEARS         YEARS         YEARS         YEARS
 ---------------------------------------------------------------------------
 $800,000              $  356,923    $  416,410    $  462,410    $  508,410
1,200,000                 536,923       626,410       695,410       764,410
1,600,000                 716,923       836,410       928,410     1,020,410
2,000,000                 896,923     1,046,410     1,161,410     1,276,410
2,400,000               1,076,923     1,256,410     1,394,410     1,532,410
 ---------------------------------------------------------------------------

(1) Earnings include base salary, profit sharing cash, and the value of Profit Sharing Stock (at the time of award) actually earned by the participant and do not include any other forms of remuneration. The benefits are computed on the basis of straight-life annuity amounts and are not subject to any deduction for social security or other offset amounts.

(2) To provide for the retirement security of its employees, the Company has defined benefit pension plans for U.S. employees. These plans are fully paid by the Company, and employees become vested after five years of service. Under the plans, a participant may retire with an unreduced pension at age 60 (61 or 62 for employees born after 1942) and if the participant's age and years of service total at least 90 (91 or 92 for employees born after 1942) he or she would receive a Social Security bridge to age 62.

The five individuals listed in the Summary Compensation Table are presently entitled to the respective years of service credit set opposite their names:

 ---------------------------------------------------------------------------
               L.D. DeSimone ...................  40
               R.A. Mitsch .....................  37
               G. Agostini .....................  31
               R.O. Baukol .....................  30
               W. George Meredith ..............  29
 ---------------------------------------------------------------------------

DIRECTORS' COMPENSATION


Directors who are not employed by the Company receive an annual fee of $60,000 and an additional fee of $5,500 per year for serving as Committee chairman. Messrs. Brennan and Smith received these additional fees in 1996. Nonemployee directors are paid $1,800 for attendance at meetings of the Board of Directors and $1,200 for attendance at meetings of Committees of the Board. No directors' fees are paid to directors who were also employees of the Company. During 1996, there were six meetings of the Board of Directors, and each nonemployee director attended seven meetings of Committees of the Board.


Pursuant to the terms of the Company's 1992 Directors Stock Ownership Program, nonemployee directors received $35,000 of the total annual retainer of $60,000 in common stock of the Company. Nonemployee directors may elect to defer payment of all or a portion of the foregoing fees payable in cash through a deferred cash or common stock equivalents account and fees payable in stock through a deferred common stock equivalents account. The nonemployee directors also may elect to receive common stock of the Company, on a current basis, at current fair market value, in lieu of cash retainer and meeting fees. Information regarding accumulated deferred stock is set forth in the director biographical materials on pages 3 through 7.


COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
The members of the Committee are Mr. Brennan (Chairman), Mr. Murray, Ambassador Ridgway, and Mr. Shrontz. Mr. Jacobson and Mrs. Peters were members of the Compensation Committee for a brief period in 1996.



Mr. Jacobson retired on November 1, 1991, as Chairman of the Board and Chief Executive Officer of the Company. The Securities and Exchange Commission requires that Mr. Jacobson's participation on the Committee be characterized as "insider participation" based upon his former employment with 3M. Mr. Jacobson did not participate in any grant or award decisions of the Committee during the one-year period following his retirement or with regard to any matter that might affect him personally. Mr. Jacobson did not continue his membership on the Compensation Committee beyond the May 14, 1996, Annual Meeting.


Mrs. Peters was a member of the Compensation Committee and her membership on that committee terminated prior to the effective date of the amendments of the rules under Section 16. During 1996, the Company retained the law firm of Gibson, Dunn & Crutcher LLP, with regard to various legal matters. Mrs. Peters is a partner in this firm.

3M STOCK PERFORMANCE GRAPH

The following compares the Company's cumulative and annualized total shareholder return, overall stock market performance with reinvested dividends*, during the five fiscal years preceding December 31, 1996, against the Standard & Poor's 500 Stock Index and the Dow Jones Industrial Average, both of which are well-known and published industry indices. The Company is included in both the S&P 500 Stock Index and the Dow Jones Industrial group of 30 companies. The Company, as a highly diversified manufacturer and seller of a broad line of products, is not easily categorized with other, more specific, industry indices.


*The Company's interest in Imation Corp. was distributed to stockholders as a special stock dividend payable in shares of Imation Corp. stock on July 15, 1996. The following graph accounts for this distribution as though it were paid in cash and reinvested in common shares of the Company.



     COMPARISON OF FIVE-YEAR CUMULATIVE AND ANNUALIZED TOTAL RETURN AMONG
              3M, S&P 500 INDEX AND DOW JONES INDUSTRIAL AVERAGE

                             3M STOCK PERFORMANCE
                         (WITH DIVIDEND REINVESTMENT)




            1991       1992       1993       1994       1995       1996
            ---------------------------------------------------------------
Cumulative Return (per graph)
 ------------------------------
3M           100.00     109.17     121.69     123.56     158.58     213.33
DJIA         100.00     107.41     125.60     131.96     180.56     232.65
S&P500       100.00     107.61     118.41     120.01     164.96     202.75

Annualized Return
 -------------------
3M            14.90%      9.17%     11.46%      1.54%     28.34%     34.52%
DJIA          24.19%      7.41%     16.94%      5.06%     36.84%     28.84%
S&P500        30.34%      7.61%     10.03%      1.36%     37.46%     22.90%



TRANSACTIONS WITH MANAGEMENT


During 1996, eight executive officers and directors had loans outstanding with the Eastern Heights Bank, a subsidiary of the Company. These loans were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons of comparable circumstances and did not involve more than normal risk of collectibility or present other unfavorable features.

AUDIT, COMPENSATION, AND BOARD ORGANIZATION
COMMITTEES OF THE BOARD OF DIRECTORS


The Audit, Compensation, and Board Organization Committees are standing Committees of the Board.

AUDIT COMMITTEE
Members of the Audit Committee are Mr. Smith (Chairman), Mr. Jacobson, Mrs. Peters, and Dr. Sullivan. The Committee met four times during 1996. Its primary functions are to recommend the appointment of independent accountants; review the scope of the annual audit, including fees and staffing; review the independence of the auditors; review and approve nonaudit services provided by the auditors; review findings and recommendations of the auditors and management's response; review the internal audit and control function; and review compliance with the Company's ethical business practices policy.


COMPENSATION COMMITTEE
Members of the Compensation Committee are Mr. Brennan (Chairman), Mr. Murray, Ambassador Ridgeway, and Mr. Shrontz. The Committee met four times during 1996. Its primary functions are to review management compensation programs, approve compensation changes for senior executive officers, review compensation changes for senior management, and administer management stock option plans (acting without any person who may be a participant under any such plans). Mr. Jacobson and Mrs. Peters were also members of the Compensation Committee for a brief period in 1996.

BOARD ORGANIZATION COMMITTEE
Members of the Board Organization Committee are Mr. DeSimone (Chairman), Mr. Brennan, Mr. Jacobson, Mrs. Peters, and Ambassador Ridgway. The Committee met three times during 1996. The Committee acts to select and recommend candidates to the Board of Directors to be submitted for election at the Annual Meeting. The Board of Directors has adopted criteria with respect to its membership and the Committee will consider candidates recommended by stockholders or others in light of these criteria. A stockholder may submit the name of a proposed nominee by writing to the Office of the Secretary, Minnesota Mining and Manufacturing Company, 3M Center, St. Paul, Minnesota 55144. The Committee also reviews and makes recommendations to the Board of Directors concerning the composition and size of the Board and its committees, frequency of meetings, directors' fees, and similar subjects; reviews and makes recommendations concerning retirement and tenure policy for Board membership; recommends proxies for meetings at which directors are elected; audits programs for senior management succession; and deals with corporate governance issues.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

The rules of the Securities and Exchange Commission require disclosure of late
Section 16 filings by 3M directors and executive officers. Mr. Jacobson made several gifts of stock to various charitable organizations in 1995 two of which were inadvertently overlooked in the report on Form 4. A purchase of common stock by a family member of Mr. Smith was inadvertently not reported. Effective August 15, 1996, the SEC changed the reporting rules under Section 16 to require option exercises to be reported on Form 4 no later than 10 days following the end of the month in which the option was exercised. Due in part to the rule change and the time required to recalculate the price of options as a result of the spin-off of Imation Corp., Company staff responsible for Section 16 reporting inadvertently failed to file Form 4 for Mr. Ursu as required by the new rules for an option exercise in September 1996.

ITEM 2. INDEPENDENT ACCOUNTANTS

The Audit Committee recommended and the Board of Directors appointed the firm of Coopers & Lybrand L.L.P., independent accountants, to audit the books and accounts of the Company and its subsidiaries for the year 1997. In accordance with the Bylaws of the Company, this appointment is being presented to the stockholders for ratification. If the stockholders do not ratify the selection of Coopers & Lybrand L.L.P., the selection will be reconsidered by the Board of Directors.

Coopers & Lybrand L.L.P. has audited the Company's books since 1975. The firm has offices and affiliates in most localities throughout the world where the Company has operations. Audit services provided by the firm in 1996 included: audit of consolidated financial statements of the Company and its subsidiaries; limited reviews of interim reports; reviews of filings with the Securities and Exchange Commission; consultations on matters related to accounting and financial reporting; audits of statutory financial statements for certain foreign subsidiaries; and audits of the financial statements of the Company's benefit plans.

Coopers & Lybrand L.L.P. also provided a number of nonaudit services during 1996, all of which were approved or reviewed by the Audit Committee.

A representative of Coopers & Lybrand L.L.P. is expected to be present at the stockholders meeting and available to respond to appropriate questions and will be given an opportunity to make a statement, if the representative chooses to do so.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF COOPERS & LYBRAND L.L.P., INDEPENDENT ACCOUNTANTS, TO AUDIT THE BOOKS AND ACCOUNTS FOR 1997. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED FOR RATIFICATION UNLESS A CONTRARY VOTE IS SPECIFIED.




ITEM 3. INCREASE IN AUTHORIZED SHARES OF COMMON STOCK AND
CHANGE IN PAR VALUE

The Board of Directors has determined that it is advisable to amend Articles
FOURTH: A. and TENTH: A. of the Company's Restated Certificate of Incorporation
(i) to increase the number of authorized shares of common stock of the Company from 500,000,000 shares to 1,000,000,000 shares (ii) and to change the par value of the Company's common stock from "no par value" to "$0.50 par value". The change from "no par value" to "$0.50 par value" common stock will have no impact on value of the Company's stock or the rights of its stockholders. If the proposed amendment is approved by the stockholders, the change in par value will, however, enable the Company to realize significant reductions in the amount of the filing fees charged by various states for filing its amended Certificate of Incorporation reflecting the increase in authorized shares of common stock.

Accordingly, at its meeting held on February 10, 1997, the Board of Directors adopted a resolution proposing that an amendment to paragraphs A of Articles FOURTH and TENTH of the Company's Restated Certificate of Incorporation be presented to the stockholders at the Annual Meeting for their approval. Such amendments would change only the number of authorized shares of common stock and change the par value of the Company's common stock from "no par value" to "$0.50 par value". The amendment to paragraph A of Article FOURTH would read in its entirety as follows:

       "FOURTH: A. The total number of shares of all classes of stock which this Corporation shall have authority to issue is 1,010,000,000 consisting of 10,000,000 shares of preferred stock without par value and 1,000,000,000 shares of common stock of a par value of $0.50 per share".

If approved by stockholders, paragraph A of Article TENTH of the Restated Certificate of Incorporation would be amended by deleting the reference to "common stock, without par value" and replacing such with "common stock, of a par value of $0.50 per share".

Under existing provisions of the Company's Restated Certificate of Incorporation, the Company is authorized to issue 500,000,000 shares of common stock without par value and 10,000,000 shares of preferred stock without par value. As of the close of business on December 31, 1996, there were 472,016,528 shares of validly issued common stock, including 416,836,008 shares of common stock outstanding and 55,180,520 shares held by the Company in treasury, and 26,779,830 shares were under option to participants in general employee and management stock ownership programs.

As of the close of business on December 31, 1996, none of the Company's 10,000,000 shares of authorized preferred stock have been issued.

Adoption of this proposal would increase the number of authorized and unissued shares of common stock by 527,983,472 shares.

The Board of Directors has concluded that there is not presently authorized a sufficient number of shares of common stock to give the Company the ability to react quickly to today's competitive, fast- changing environment. Although the Company has no specific plans or commitments for the issuance of any of the additional shares that would be authorized by the amendment, the Board of Directors believes that an increase in the authorized shares is desirable because it would provide the Company the necessary flexibility for other actions the Company might wish to take relating to future stock splits, stock distributions, employee benefit plans, acquisitions, and other general corporate purposes. The increase in the authorized shares would also provide the Company with the flexibility to take advantage of financing and acquisition opportunities. Such shares may be issued by the Board of Directors without further stockholder action except as required by law or applicable stock exchange requirements.

If the proposed amendment is approved, the additional shares, when issued, will have the same voting and other rights as the Company's presently authorized common stock. The holders of common stock do not have preemptive rights to subscribe for additional shares of common stock.

Although the Board has no present intention of issuing any additional shares of common stock as an anti-takeover step, the issuance of additional common shares could be used to create impediments to or otherwise discourage persons attempting to gain control of the Company. For example, the issuance of additional shares could be used to dilute the voting power of shares then outstanding. Shares of common stock could also be issued to persons or entities who would support the Board of Directors in opposing a takeover bid which the Board determines to be not in the best interests of the Company, its stockholders, and its employees.

A favorable vote by the holders of a majority of the Company's common stock present, or represented, and entitled to vote at the Annual Meeting, at which a quorum is present, is required to approve this amendment to the Company's Restated Certificate of Incorporation.

If the amendment is approved by the stockholders at the Annual Meeting, it will become effective upon the filing of a Certificate of Amendment in accordance with the General Corporation Law of Delaware.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL TO AMEND ARTICLES
FOURTH: A. AND TENTH: A. OF THE RESTATED CERTIFICATE OF INCORPORATION (I) TO INCREASE THE AUTHORIZED SHARES OF COMMON STOCK TO 1,000,000,000 AND (II) TO CHANGE THE PAR VALUE OF THE COMMON STOCK FROM "NO PAR VALUE" TO "$0.50 PAR VALUE". PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED FOR THIS PROPOSAL UNLESS A CONTRARY VOTE IS SPECIFIED.




ITEMS 4 AND 5. PROPOSED GENERAL EMPLOYEE AND MANAGEMENT STOCK PLANS

By action of the Board of Directors taken February 10, 1997, two stock compensation plans are being submitted to stockholders for their approval the 1997 General Employees Stock Purchase Plan and the 1997 Management Stock Ownership Program. These proposed plans are successors to the 1992 General Employees Stock Purchase Plan and the 1992 Management Stock Ownership Program, respectively.

The Board of Directors believes that successors to both existing plans should be considered at the same time. Options continue to be outstanding under the 1992 General Employees Stock Purchase Plan and the 1992 Management Stock Ownership Program, but no further options will be granted under these plans after the date of termination. The 1997 General Employees Stock Purchase Plan and the 1997 Management Stock Ownership Program will expire in 2002.

The Board of Directors has historically proposed the adoption of stock option plans as a means of motivating employees to exert added effort toward the Company's overall growth and success and to provide greater incentive to remain in the employ of the Company. Twelve separate management stock option plans have been approved by the Company's stockholders since 1949.



ITEM 4. 1997 GENERAL EMPLOYEES STOCK PURCHASE PLAN

The 1997 General Employees Stock Purchase Plan (the "Plan") is intended to be a successor to the Company's 1992 General Employees Stock Purchase Plan which expires this year, and the proposed plan is similar to previous employee stock purchase plans approved by the Company's stockholders. The most significant differences between the 1997 and 1992 Plans are the elimination of unused flexible benefit credits as a source of contributions to the 1997 Plan and the use of fractional share accounting permitting the elimination of the 5, 15, and 50 share units required to exercise options under the 1992 Plan. The text of the proposed 1997 General Employees Stock Purchase Plan is attached to this proxy statement as Exhibit "A", and the following description is subject in all respects to the provisions of the Plan.

      OBJECTIVE: The objective of the proposed Plan, which provides for the granting of options at a price equivalent to 85 percent of fair market value, is to provide a means whereby essentially all employees may acquire stock in the Company on terms mutually advantageous to the Company and the employee.

      SECURITIES TO BE UTILIZED: The aggregate number of shares of the Company's common stock which may be optioned and sold under the Plan cannot exceed 15,000,000 shares, all or any portion of which may be treasury shares presently held by the Company or as hereafter reacquired or authorized but unissued shares. It is the Company's present intention to utilize treasury shares and shares reacquired from time to time hereafter under ongoing corporate repurchase programs, rather than to issue authorized but as yet unissued shares.

      PARTICIPATION AND ELIGIBILITY: Regular employees with two months of service with the Company or any of its subsidiaries designated by the Board of Directors may participate. It is anticipated that more than 52,000 employees of the Company and its subsidiaries will be eligible to participate. Approximately 19,500 employees of the Company and its subsidiaries are presently participating in the 1992 General Employees Stock Purchase Plan. Directors and officers who are regular employees of the Company will be entitled to participate in the Plan, subject to compliance in all regards with the federal securities laws pertaining thereto. This means that all five of the executive officers referenced in the Summary Compensation Table that remain in the employ of the Company, if still employed by the Company at the effective date, will be eligible to participate in the 1997 General Employees Stock Purchase Plan, including Messrs. Baukol and Meredith, nominees for election to the Board of Directors.

      TERMS OF OPTION AND PRICE: The option price will be 85 percent of the fair market value on the date the option is granted, unless the fair market value on the day of exercise is lower. In that event, the option will be exercised at the fair market value. Options will be granted on the first business day of each month during which a participant has amounts available to purchase shares under the Plan. Options will be granted for the number of full and fractional shares of the Company's common stock which may be purchased each month with the participant's accumulated payroll deductions. Payment for shares under option may be made only by payroll deductions, and a participant may elect the amount of regular deductions in whole percentages of from 3 through 10 percent of the participant's gross earnings. However, a participant may not purchase stock under the Plan or any other employee stock purchase plan of the Company, if any, with a fair market value at the date of grant in excess of $25,000 in any calendar year. Options will be automatically exercised on the last business day of each month during which the participant has accumulated payroll deductions. A participant may withdraw from the Plan at any time, in which event any remaining accumulated payroll deductions will be used to purchase shares on the last business day of the month of withdrawal.

      TAXES: The Plan is intended to qualify as an "employee stock purchase plan" under Section 423 of the Internal Revenue Code of 1986, as amended. This section provides that participants do not realize any income at the date of grant or at the time of receipt of the shares and that such income is postponed until they dispose of the shares. The tax consequences to participants upon disposition is dependent upon the variables determining the option price, the sale price, and the holding period.

The Company is entitled to a deduction under Section 162 of the Internal Revenue Code only to the extent that ordinary income is realized by the participant as a result of disqualifying dispositions.

      PLAN AMENDMENT: The Board of Directors may at any time terminate or amend the Plan, except that no amendment shall be made without prior approval of stockholders which would (i) authorize the issuance of more than 15,000,000 unissued shares of common stock or the granting of more than a total of 15,000,000 shares of common stock, (ii) permit the issuance of stock before payment in full, (iii) reduce the price per share at which the stock may be purchased, (iv) increase the rate of payroll deductions above 10 percent of a participant's gross earnings, or (v) increase the aggregate number of shares which may be optioned and sold under the Plan.

      ADMINISTRATION: The Plan will be administered under the direction of the Compensation Committee. The Committee is empowered to adopt rules and regulations concerning the administration and interpretation of the Plan.

      PLAN DURATION: The Plan will continue in effect for five years from the effective date determined by the Board of Directors and it may be extended for successive one-year periods by resolution of the Board of Directors.

      EFFECT OF VOTE: A favorable vote by the holders of a majority of the Company's common stock present, or represented, and entitled to vote at the Annual Meeting, at which a quorum is present, is required to adopt the Plan. In the event the Plan does not receive a favorable majority vote, the Plan will be abandoned. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL TO ADOPT THE 1997 GENERAL EMPLOYEES STOCK PURCHASE PLAN. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED FOR THIS PROPOSAL UNLESS A CONTRARY VOTE IS SPECIFIED.




ITEM 5. 1997 MANAGEMENT STOCK OWNERSHIP PROGRAM

The 1997 Management Stock Ownership Program (the "1997 Program") is intended to be a successor to the Company's 1992 Management Stock Ownership Program, and the proposed program is similar to previous management stock option plans approved by the Company's stockholders. One difference is that the 1997 Program authorizes the Compensation Committee to permit individual participants to transfer ownership of nonqualified stock options granted under the 1997 Program to immediate family members or a trust for the exclusive benefit of such family members, subject to certain restrictions set forth in the 1997 Program. The text of the 1997 Program is attached to this proxy statement as Exhibit "B", and the following description is subject in all respects to the provisions of the 1997 Program.

      OBJECTIVE: The objective of the 1997 Program is to provide a strong incentive for supervisory and management employees to remain with the Company and to exert added effort to its growth and success by affording these employees an opportunity to acquire shares of the Company.

      SECURITIES TO BE UTILIZED: The aggregate number of shares of the Company's common stock which may be optioned, granted as restricted stock, or made subject to stock appreciation rights under the 1997 Program cannot exceed 35,000,000, all or any portion of which may be treasury shares presently held by the Company or as hereafter reacquired or authorized but unissued shares. It is anticipated that substantially all 35,000,000 shares will be utilized during the life of the 1997 Program, and it is also the Company's present intention to utilize treasury shares and shares reacquired from time to time hereafter under ongoing corporate repurchase programs, rather than to issue authorized but as yet unissued shares. The 35,000,000 shares proposed to be authorized for the 1997 Program reflect an increase of 5,000,000 shares over the 30,000,000 share authorization of the predecessor 1992 Management Stock Ownership Program. This increase is due primarily to the broader participation of supervisory and management employees in the 1997 Program and the Progressive Stock Option feature of the 1997 Program (explained on page 24). The 35,000,000 share authorization contemplates that all Progressive Stock Options will be counted against the total share authorization in the same manner as original option grants. The Board of Directors believes this additional authorization for the Progressive Stock Option feature to be an important element of the 1997 Program and central to achieving the 1997 Program's objectives of promoting stock ownership and retention by management employees.

      PARTICIPATION AND ELIGIBILITY: Eligibility criteria, the number of participants, and the number of shares under option or restricted stock to be granted to individual officers and others will be determined by the Compensation Committee (or the Designated Officer as defined in Section 3 of the 1997 Program), which is composed entirely of nonemployee directors and which will act without the participation of any individual eligible to have participated within the prior one-year period. It is anticipated that approximately 11,000 supervisory and management employees will participate, including all four of the executive officers referenced in the Summary Compensation Table that remain in the employ of the Company. Of the four nominees for election as directors, only Messrs. Baukol and Meredith will be eligible to participate.


STOCK OPTIONS


      OPTION PRICE OF INCENTIVE STOCK OPTIONS: The option price will equal 100 percent of the fair market value on the date the option is granted.

      OPTION PRICE OF NONQUALIFIED OPTIONS: The option price will generally be equal to 100 percent of the fair market value on the date the option is granted. However, the Committee may grant nonqualified options at prices below or above the fair market value on the date the option is granted from time to time. It is anticipated that the Compensation Committee will grant nonqualified options at prices below or above the fair market value on the date the option is granted only to certain key management employees.

      PAYMENT: Full payment for the shares must be made at the time the option is exercised. Payment may be made, in whole or in part, in shares of the Company's common stock valued at the fair market value on the date the option is exercised.

      EXERCISE OF OPTION: Each option will be for a ten-year period, or less in the case of Progressive Stock Options. Shares under an original option may be purchased on the first anniversary date and at any time, as a portion of the total grant or in their entirety, throughout the remainder of the period ending ten years from the date of the grant. Shares under Progressive Stock Options may be purchased no sooner than six months from the date of grant and continuing throughout the remainder of the option period. Option rights are forfeited by a participant in the event of termination of employment for any cause other than retirement, death, or disability, and abbreviated exercise periods are provided in the event of death or disability.

      LIMITS OF GRANTS: The maximum number of shares of the Company's common stock which may be granted to any one participant under the 1997 Program by way of options, stock appreciation rights, restricted stock, and other stock awards shall not exceed 1,000,000. The aggregate fair market value, at the date of grant, of Incentive Stock Options first exercisable in any calendar year by any one participant may not exceed $100,000.

      TAXES: It is the opinion of Company's counsel that certain options granted under the 1997 Program will qualify as "Incentive Stock Options" under Section 422 of the Internal Revenue Code of 1986, as amended to date, to the extent not in excess of the individual limitation of first exercise in any calendar year of $100,000 and granted at an option price equal to the fair market value on the date of grant. This Section provides that participants do not realize any income at the time of exercise and that recognition of such income is postponed until they dispose of the shares. The federal income tax payable by the participant upon disposition will be at the long-term capital gain rate, unless the shares are disposed of within one year.

The Committee may provide grants of nonqualified options to participants, in which case the difference between the option price and the fair market value at the time of exercise is treated as ordinary income to the participant and the Company is entitled to a deduction for the same amount.

      PROGRESSIVE STOCK OPTIONS: The Committee intends to continue under the 1997 Program the practice adopted in 1990 under the 1987 Program of granting nonqualified options, on a quarterly basis, equal to the number of shares of previously owned stock delivered in payment of the option price of outstanding nonqualified options granted under the 1997 Program or any predecessor plans of the Company or in payment for any applicable federal, state, and local withholding taxes. These nonqualified options, known as Progressive Stock Options ("PSOs"), would have as their term the remaining term of the primary option being exercised and are granted at the fair market value of the stock on the date of the primary option exercise. The Committee believes that PSO grants encourage exercise of nonqualified options early in the life of option terms by permitting participants to exercise on a repetitive basis without loss of future potential appreciation and that such PSO grants promote the retention of stock of the Company received through the exercise of options. PSO grants increase the aggregate number of shares granted under option to participants, but the actual number of shares acquired under PSO grants will never exceed the number of shares under the original primary option grant.

      TRANSFERABILITY: The Committee may, in its sole discretion, authorize a participant to transfer ownership of all or a portion of the nonqualified options granted to such participant under the 1997 Program to (i) the spouse, children, or grandchildren of such participant ("Immediate Family Members"),
(ii) a trust or trusts for the exclusive benefit of such Immediate Family Members, or (iii) a partnership in which such Immediate Family Members are the only partners, provided that (x) there may be no consideration for any such transfer, and (y) subsequent transfers of transferred options shall be prohibited except those in accordance with the 1997 Program (by will or the laws of descent and distribution). The Committee may, in its sole discretion, create further conditions and requirements for the transfer of nonqualified options. Following transfer, any such options shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer. The events causing termination of rights under the 1997 Program shall continue to be applied with respect to the original participant, following which the nonqualified options shall be exercisable by the transferee only to the extent, and for the periods specified in the 1997 Program.


RESTRICTED STOCK GRANTS


      GRANTS: The Committee may provide grants of the Company's common stock designated as restricted stock, subject to specified conditions which the Committee, in its sole discretion, shall determine to be fair and appropriate for the incremental lapse of restrictions upon such stock over a period of time. The Committee may also, in its sole discretion, shorten or terminate the period for the lapsing of restrictions or waive any conditions for the lapsing or termination of restrictions as regards all or any portion of the restricted stock. It is anticipated that the Compensation Committee will make grants of restricted stock only to certain key management employees, and that the periods during which such restrictions or conditions apply will not exceed ten years.

A stock certificate representing the number of shares of the Company's common stock designated by the Committee as restricted stock granted to a participant shall be registered in the participant's name but shall be held in custody by the Company for the participant's account. The participant shall generally have the rights and privileges of a stockholder as to the shares of restricted stock, including the right to vote, except that the restricted stock shall remain in the custody of the Company until all restrictions have lapsed and the Company has received payment of any purchase price for such shares.

None of the shares representing the restricted stock may be sold, transferred, assigned, pledged, or otherwise encumbered or disposed of during the period of restrictions determined by the Committee. At the discretion of the Committee, cash and stock dividends as regards the restricted stock may be either currently paid or withheld by the Company for the participant's account, and interest may be paid on the amount of cash dividends withheld at a rate and subject to such terms as determined by the Committee. Cash or stock dividends so withheld by the Committee shall not be subject to forfeiture.

      CONDITIONS FOR THE LAPSING OF RESTRICTIONS: The participant shall not be entitled to delivery of the stock certificate representing the restricted stock unless and until: (i) the period stated by the Committee for the continuation of restrictions shall have expired or been terminated; (ii) any conditions stated by the Committee (including payment of any purchase price) shall have been fully satisfied; and (iii) the participant shall have remained a regular full-time employee of the Company until the expiration or termination of the period determined by the Committee. Notwithstanding these conditions, all restrictions shall lapse and the participant or the participant's beneficiary or estate shall be entitled to delivery of the stock upon the death or total disability of the participant or upon the occurrence of an event of acceleration as described below. In the event that any of the conditions regarding the lapse of restrictions shall not have been satisfied, the restricted stock and the participant's rights therein shall be forfeited, and such forfeited shares of restricted stock shall be transferred to the Company without further action by the participant.

      DELIVERY OF RESTRICTED STOCK: Upon the satisfaction of the foregoing conditions and the lapsing of restrictions, the Company shall deliver to the participant or the participant's beneficiary or estate, a stock certificate for the number of shares of restricted stock granted, free of all such restrictions, except any that may be imposed by applicable law. No payment other than any purchase price will be required from the participant upon the delivery of the formerly restricted stock, except any amounts necessary to satisfy applicable federal, state, or local tax requirements for withholding.

      LIMITS OF GRANTS: The maximum number of shares of the Company's common stock which may be granted to any one participant under the 1997 Program by way of options, stock appreciation rights, restricted stock, and other stock awards shall not exceed 1,000,000.

      TAXES: A participant normally will not realize taxable income and the Company will not be entitled to a deduction upon the grant of restricted shares. When the shares are no longer subject to a substantial risk of forfeiture, the participant will realize taxable ordinary income in an amount equal to the fair market value of the stock at the time, and the Company will be entitled to a deduction in the same amount. However, a participant may elect to realize taxable ordinary income in the year the restricted shares are granted in an amount equal to their fair market value at the time, determined without regard to the restrictions. In that event, the Company will be entitled to a deduction in such year in the same amount, and any gain or loss realized by the participant upon the subsequent disposition of the stock will be taxable at short- or long-term capital gain rates but will not result in any further deduction to the Company.

OTHER STOCK AWARDS
The 1997 Program does permit the Compensation Committee discretion to award shares of the Company's common stock other than restricted stock. This authorization would allow the Committee to effect replacements for grants or rights outstanding under the 1997 Program or other compensation plans of the Company. For example, the stock award might be utilized by the Committee to effect payment of awards under the Company's Performance Unit Plan described on page 9. In any event, the maximum number of shares of the Company's common stock which may be granted to any one participant under the 1997 Program by way of options, stock appreciation rights, restricted stock, or other stock awards shall not exceed 1,000,000.


STOCK APPRECIATION RIGHTS


      GRANTS: It is anticipated that the Compensation Committee will grant stock appreciation rights only to management employees that the Committee believes to be deserving of special consideration because of unusual tax situations, such as restrictive tax laws in other jurisdictions of overseas assignments. The 1997 Program does confer broad powers to the Committee to determine appropriate circumstances for the granting of stock appreciation rights and to establish appropriate terms and conditions for such grants.

Stock appreciation rights will entitle the recipient to receive an amount of cash or a number of shares of the Company's common stock measured by the appreciation of the fair market value of the common stock at the date of exercise above the fair market value of the common stock at the date of the initial grant.

      LIMITS OF GRANTS: The maximum number of shares of the Company's common stock which may be granted to any one participant under the 1997 Program by way of options, stock appreciation rights, restricted stock, and other stock awards shall not exceed 1,000,000.

      EXERCISE OF RIGHTS: Stock appreciation rights will be exercisable during a period determined by the Committee, but which will commence no sooner than six months from the date of grant and will expire no later than ten years from the date of grant. Stock appreciation rights are forfeited by a participant in the event of termination of employment for any cause other than retirement, death, or disability, and abbreviated exercise periods are provided in the event of death or disability.

GENERAL PROGRAM FEATURES

PROGRAM AMENDMENT: The Board of Directors may at any time terminate or amend the 1997 Program, except that no amendment shall be made without prior approval of the Company's stockholders which would (i) authorize the issuance of more than 35,000,000 unissued shares of common stock or the granting of more than a total of 35,000,000 shares of common stock, (ii) permit the issuance of stock under option before payment in full, or (iii) reduce the price per share at which the stock under Incentive Stock Options may be purchased.

      ADMINISTRATION: The 1997 Program will be administered by the Compensation Committee appointed by the Board of Directors from its own members. The present Committee members are Mr. Brennan (Chairman), Mr. Murray, Ambassador Ridgway, and Mr. Shrontz, none of whom is eligible for participation. The Committee is empowered to adopt rules and regulations concerning the administration and interpretation of the 1997 Program.

      EVENTS OF ACCELERATION: The 1997 Program provides that all outstanding options and stock appreciation rights under the 1997 Program would become immediately exercisable in full for the remainder of the respective option period or term and remain exercisable in full for a minimum period of six months following a change in control of the Company, irrespective of the possible termination of a participant's employment. However, no option or stock appreciation right shall in any event be exercisable more than ten years from the date of the original grant. Similarly, all restrictions imposed by the Committee upon outstanding grants of restricted stock or other stock awards under the 1997 Program would automatically be terminated and the participant would be entitled to take delivery of the stock certificate representing the restricted stock in the event of a change in control of the Company, irrespective of the possible termination of a participant's employment.

The 1997 Program defines a change in control to have occurred if: (i) any person is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing twenty percent (20%) or more of the combined voting power of the Company's then outstanding securities, unless a majority of the Continuing Directors (as defined in Article THIRTEENTH of the Company's Restated Certificate of Incorporation) have determined, in their sole discretion, that no change in control has occurred, or (ii) the Continuing Directors shall at any time fail to constitute a majority of the Company's Board of Directors.

Further, in the event that the exercise of options or stock appreciation rights granted under the 1997 Program or the receipt of the Company's common stock as a result of a restricted stock grant or other stock award, after an event of acceleration (change in control), shall be determined to be subject to the excise tax of Section 4999 of the Internal Revenue Code of 1986, as amended, the Company shall pay affected participants such additional amounts of cash that the net amount, after allowance for the excise tax and any additional federal, state, and local income tax paid on the additional amount, shall be equal to the net amount which would be retained by the participant if there were no excise tax imposed by Section 4999. Similarly, in the event that a participant should be required to take legal action to obtain or enforce rights under the 1997 Program after an event of acceleration, the Company shall pay all reasonable legal and accounting fees and expenses incurred, unless a lawsuit is subsequently determined to have been spurious or frivolous.

The purpose of these provisions regarding events of acceleration is to protect the rights of participants to exercise outstanding stock options and to receive restricted stock grants in the event of a change in control in the Company.

      PROGRAM DURATION: The 1997 Program will terminate five years after the effective date set by the Board of Directors, but such termination will not adversely affect options or restricted stock theretofore granted.

      EFFECT OF VOTE: A favorable vote by the holders of a majority of the Company's common stock present, or represented, and entitled to vote at the Annual Meeting, at which a quorum is present, is required to adopt the program. In the event the program does not receive a favorable majority vote, the program will be abandoned.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL TO ADOPT THE 1997 MANAGEMENT STOCK OWNERSHIP PROGRAM. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED FOR THIS PROPOSAL UNLESS A CONTRARY VOTE IS SPECIFIED.




ITEM 6. 1997 AMENDMENTS TO PERFORMANCE UNIT PLAN

The Performance Unit Plan was submitted to and approved by the Company's stockholders in 1981 and amendments were submitted to and approved by the Company's stockholders in 1994.

Current payments under the Plan to the five most highly compensated employees of the Company are set forth in the Summary Compensation Table on page 11, under the column captioned "Performance Unit Plan (LTIP) Payouts". Current awards under the Plan to the five most highly compensated employees are set forth in the Long-Term Incentive Plan Awards Table on page 15, and the Plan is described in the footnotes to this Table on page 15.

In order to maximize deductibility of the payments under the Plan to the Company's five most highly compensated employees under the provisions of Section 162(m) of the Internal Revenue Code, certain further technical amendments are required to the Plan already approved by stockholders in 1981 and amended with stockholder approval in 1994. These technical amendments deal with the following subject of the Performance Criteria under the Plan.

The definition of "Performance Criteria", as amended through 1994, previously generally covered internal performance criteria with specific reference only to a few examples of such criteria, return on capital employed and sales growth of the Company. Regulations adopted by the Internal Revenue Service with regard to
Section 162(m) of the Code require specific criteria to be approved by stockholders in advance. Thus, the Board of Directors, at its meeting of February 10, 1997, amended the Plan to include specific examples of the internal performance criteria always intended to be within the scope of such Performance Criteria and is now seeking stockholder approval of such criteria.

As amended to date, the Performance Criteria now include the concept of economic profit, which is equivalent to after-tax operating income less the cost of capital. Economic profit is a specific component of the Performance Units awarded in 1997, subject to stockholder approval. Additional examples of Performance Criteria include return on capital employed, sales growth, return on equity, total shareholder return, reductions in certain asset or cost areas including reductions in inventories or accounts receivable or laboratory, engineering, sales, or administrative costs, net income or variations of income criteria in varying time periods, or general comparisons with other peer companies or industry groups or classifications across a spectrum of these criteria. The stockholders are requested to approve these amendments and endorse the specific examples of Performance Criteria.

A favorable vote by the holders of a majority of the Company's common stock present, or represented, and entitled to vote at the Annual Meeting, at which a quorum is present is required to approve the foregoing amendments to the Plan. In the event that the amendments to the Plan do not receive a favorable majority vote, the Board of Directors would then determine whether to amend or abandon the Plan or to simply forego the deductibility of those limited individual compensation amounts in excess of $1 million, as provided by Section 162(m) of the Internal Revenue Code of 1986, as amended.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL TO APPROVE THE FOREGOING AMENDMENTS TO THE PERFORMANCE UNIT PLAN. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED FOR THIS PROPOSAL UNLESS A CONTRARY VOTE IS SPECIFIED.



OTHER MATTERS

The Bylaws of the Company contain requirements relating to the timing and content of the notice which stockholders must provide to the Secretary of the Company for any matter (including nominations for director and stockholder proposals) to be properly presented at a stockholders meeting. A copy of the Bylaws may be obtained by writing to the Secretary.

The enclosed proxy confers upon the person or persons entitled to vote the shares represented thereby discretionary authority to vote such shares in accordance with their best judgment with respect to all matters which may properly come before the meeting in addition to the scheduled items of business. It is intended that proxies solicited by the Board of Directors, unless otherwise specified therein, will be voted in accordance with the recommendations of the Board of Directors.

The Management knows of no other matters that may properly be presented at the Annual Meeting, but if other matters do properly come before the meeting, it is intended that the persons named in the proxy will vote according to their best judgment.

Stockholders are encouraged to vote their proxy by telephone as described in the enclosed telephone voting instructions or, date, sign, and return the enclosed proxy in the enclosed envelope, to which no postage need be affixed if mailed in the United States. If you attend the Annual Meeting, you may revoke your proxy at that time and vote in person if you desire; otherwise, your proxy will be voted for you. Two attendance cards are enclosed.

SUBMISSION OF STOCKHOLDER PROPOSALS FOR 1998 ANNUAL MEETING

Any proposal submitted for inclusion in the Company's proxy statement and form of proxy for the 1998 Annual Meeting of Stockholders must be sent Certified Mail--Return Receipt Requested and received at the Company's principal executive offices in St. Paul, Minnesota, on or before November 25, 1997. Proposals should be addressed to Roger P. Smith, Secretary, Minnesota Mining and Manufacturing Company, 3M Center, St. Paul, MN 55144.



By Order of the Board of Directors.


/s/ ROGER P. SMITH
ROGER P. SMITH
Secretary





                      EXHIBIT A -- PROPOSED 1997 GENERAL
                        EMPLOYEES STOCK PURCHASE PLAN



SECTION 1 DEFINITIONS


For the purpose of this Plan:

1.01. PLAN. The term "Plan" shall mean the 1997 General Employees Stock Purchase Plan, the terms and provisions of which are set forth herein.

1.02. COMPANY. The term "Company" shall mean Minnesota Mining and Manufacturing Company and such subsidiaries as may be designated by the Board of Directors from time to time.

1.03. STOCK. The term "Stock" shall mean the common stock, without par value, of Minnesota Mining and Manufacturing Company.

1.04. PARTICIPANT. The term "Participant" shall mean an employee who has authorized payroll deductions in the manner set forth in the Plan. Each Participant shall have the same rights and privileges as every other Participant.

1.05. CURRENT COMPENSATION. The term "Current Compensation" shall mean the actual gross earnings of each Participant for each pay period applicable to such Participant before any deductions have been made.

1.06. REGULAR EMPLOYEE. The term "Regular Employee" shall mean an individual recognized as such in the employment records and information systems of the Company. Such term shall not include individuals recognized in the employment records and information systems of the Company as temporary employees, nor shall it include independent contractors or leased employees of the Company.

1.07. VOICE RESPONSE SYSTEM. The term "Voice Response System" shall mean a telephone answering service by which eligible employees and Participants may elect to participate in the Plan, give instructions and make elections by electronic communication to the Company or by speaking with a representative of the Company.

1.08. 1992 PLAN. The term "1992 Plan" shall mean the 1992 General Employees Stock Purchase Plan.

1.09. EFFECTIVE DATE. The term "Effective Date" shall mean the date upon which this Plan becomes effective, determined in accordance with Section 12.01.

SECTION 2 ELIGIBLE EMPLOYEES


Any Regular Employee of the Company shall be eligible to participate in the Plan in the month following the month in which he or she completes two months of service.

SECTION 3 ELECTION TO PARTICIPATE


3.01. An eligible employee may participate in the Plan only by voluntary payroll deductions from Current Compensation.

3.02. Unless and until the Company implements a Voice Response System, an eligible employee may elect to participate in this Plan by completing and returning to Employee Administrative Services of the Company a form known as "Stock Authorization" which authorizes regular payroll deductions from the employee's Current Compensation beginning no later than the first pay period commencing in the month following receipt of the form by Employee Administrative Services and continuing until the employee withdraws from the Plan or his or her option is terminated for any reason. If and when the Company implements a Voice Response System, both initial elections to participate in the Plan and changes in elections will be made by using such Voice Response System in accordance with uniform procedures established by the Company.


3.03. With the following exceptions, all elections made by participants under the 1992 Plan and outstanding as of 11:59 PM CT on June 30, 1997, shall be transferred to and remain in effect under this Plan (until changed by the respective Participant) from and after 12:01 AM CT on July 1, 1997. Elections to participate under the 1992 Plan by making elections under the 3M Flexible Benefits Program which result in unutilized flex dollars being credited to participants' stock option accounts will not be recognized by the Plan. Elections under the 1992 Plan to purchase Stock in 5, 15, or 50 share units will be recognized simply as elections to participate under this Plan without regard to such block size.


SECTION 4 GRANTING OF OPTION


4.01. An option for as many shares of Stock as may be purchased with each Participant's Stock Option Account balance as of the last business day of each calendar month shall be granted to such Participant on the first trading day on the New York Stock Exchange of such month.

4.02. No Participant may be granted options which would permit his or her right to purchase Stock under the Plan (and, for 1997, under the 1992 Plan) to accrue at a rate which would exceed $25,000 of fair market value (determined at the time the option is granted) for each calendar year in which such options are outstanding at any time.

SECTION 5 OPTION PRICE


The option price for each share of Stock shall be eighty-five percent (85%) of the fair market value of such shares on the New York Stock Exchange on the date the option is granted, rounded up to the next higher even cent. The fair market value shall be the mean between the high and low sales price for such shares on the New York Stock Exchange.

SECTION 6 PAYROLL DEDUCTIONS


6.01. A Participant may elect payroll deductions in whole percentages from three to ten percent of Current Compensation, subject to the individual limit set forth in Section 4.02 herein. With the exception of account balances carried over from the 1992 Plan, no deductions shall commence prior to the granting of the option.

6.02. A Participant may at any time increase or reduce the amount of his or her payroll deduction within the limitations of Section 6.01 by completing a "Payroll Data Record" (or, if and when the Company implements a Voice Response System, by furnishing appropriate instructions using such Voice Response System). The change shall become effective not later than the next pay period commencing after receipt of the form by Employee Administrative Services of the Company (or receipt of appropriate instructions by the Voice Response System).

6.03. Payroll deductions will be credited to each Participant's Stock Option Account on the last business day of each month for payrolls prepared on or prior to the last Friday of such month and for which funds are made available to the Treasurer of the Company on or prior to the last business day of such month.

SECTION 7 STOCK OPTION ACCOUNT



All funds withheld from a Participant's Current Compensation in accordance with his or her authorization shall be credited to the Participant's Stock Option Account. Unless required by law, a Participant may not make any separate cash payment into his or her Stock Option Account. Unused funds remaining in a Participant's stock option account under the 1992 Plan following the termination of such plan will be transferred and credited to the Participant's Stock Option Account under this Plan as of the Effective Date.


SECTION 8 EXERCISE OF OPTIONS


8.01. On the last business day of each month during which a Participant has a Stock Option Account balance, the Participant's option shall automatically be exercised at the option price for that month.

8.02. If on the exercise date the fair market value of a share of Stock on the New York Stock Exchange is lower than the Participant's option price, the option will be exercised at the fair market value of such shares on the New York Stock Exchange on the exercise date.

8.03 As soon as practicable after the exercise of a Participant's option, the shares purchased upon the exercise of such option will be credited to the Participant's book entry account established by the Company with its stock transfer agent.

SECTION 9 TERMINATION OF PARTICIPATION


9.01. A Participant who is participating through voluntary payroll deductions may at any time, by written notice on a Payroll Data Record (or, if and when the Company implements a Voice Response System, by furnishing appropriate instructions using such Voice Response System), cease making any further payroll deductions. In such event, any balance remaining in the Participant's Stock Option Account shall be used to purchase additional shares of Stock in accordance with the provisions of Section 8.01. A Participant may, however, make only one election to withdraw from or to re-enter the Plan in any one calendar month.

9.02. Participation under the Plan shall automatically cease upon the date of a Participant's death or termination of employment for reasons other than retirement, and the amount credited to the Participant's Stock Option Account (if any) shall be used to purchase additional shares of Stock in accordance with the provisions of Section 8.01.

9.03. When a Participant retires, the Participant's option for the month immediately preceding his or her retirement will be automatically exercised on the last business day of such month to the extent of the funds in his or her Stock Option Account. Following such exercise, the Participant's participation in this Plan will end.

9.04. Approved leave of absence or layoff shall not be deemed a termination of employment for purposes of Section 9.

SECTION 10 TRANSFERABILITY


10.01. The options may not be assigned, transferred, pledged, or hypothecated (whether by operation of law or otherwise), and shall not be subject to execution, attachment, or similar process. Any attempted assignment, transfer, pledge, hypothecation, other disposition of the option, or levy of attachment or similar process upon the option shall be null and void and without effect. The option may be exercised only by the Participant.


10.02. The funds accumulated in the Stock Option Account may not be assigned, transferred, pledged, or hypothecated in any way, and any attempted assignment, transfer, pledge, hypothecation, or other disposition of the funds accumulated in the Stock Option Account shall be null and void and without effect.


SECTION 11 STOCK CERTIFICATES


11.01. Certificates for the shares of Stock purchased by a Participant upon the exercise of options granted under this Plan shall not be delivered to the Participant unless and until the Company's stock transfer agent receives an appropriate written request (or, at the election of the Company, appropriate instructions using the Voice Response System) from the Participant.

11.02. The Company shall not be required to issue or deliver any certificate for Stock purchased upon the exercise of options (i) prior to the admission of such Stock to listing on any stock exchange on which Stock may at that time be listed or required to be listed, or (ii) prior to registration under the Securities Act of 1933, or registration under any state law, if such registration is required. The Company will use its best efforts to accomplish such listing or registration not later than a reasonable time following each exercise of such option, and delivery of Stock by the Company may be deferred until listing or registration is accomplished.

11.03. A Participant shall have no interest in the Stock covered by the options until the shares purchased in accordance with Section 8 are credited to the Participant's book entry account.

SECTION 12 EFFECTIVE DATE AND AMENDMENT OR TERMINATION OF PLAN


12.01. The Plan shall become effective on the date fixed by the Board of Directors after approval by the stockholders.

12.02. The Plan shall automatically terminate five years from the Effective Date unless extended by the Board of Directors. The Board of Directors may by resolution extend the Plan for one or more additional periods of one year each.

12.03. The Board of Directors may at any time terminate or amend the Plan except that no amendment shall be made without prior approval of the stockholders which would (i) authorize the issuance of more than 15,000,000 unissued shares of Stock (after adjustment for stock splits), (ii) permit the issuance of Stock before payment thereof in full, (iii) increase the rate of payroll deductions above ten percent of Current Compensation, (iv) reduce the price per share at which the Stock may be sold, or (v) authorize the sale of more than an aggregate of 15,000,000 shares of Stock (after adjustment for stock splits).

12.04. Upon termination of the Plan, the Participant's option shall be exercised for the number of whole and fractional shares which can be purchased with the funds credited to the Participant's Stock Option Account on the date of termination.

SECTION 13 ADMINISTRATION


The Plan shall be administered under the direction of the Compensation Committee of the Board of Directors. In administering the Plan, it will be necessary to follow various laws and regulations. It may be necessary from time to time to change or waive requirements of the Plan to conform with the law, to meet special circumstances not anticipated or covered in the Plan, or to carry on successful operations of the Plan. Therefore, it is necessary for the Company to reserve the right to make variations in the provisions of the Plan and to determine any questions which may arise regarding interpretation and application of the Plan's provisions. The Committee's determinations as to the interpretation and operation of this Plan shall be final and conclusive.

SECTION 14 STOCK DIVIDEND, STOCK SPLIT, REDUCTION IN SHARES, MERGER, OR CONSOLIDATION


If a record date for a stock dividend, split, or reduction in the number of shares of Stock should occur during the option period, appropriate adjustments in numbers of shares and option prices shall be made to give effect thereto on an equitable basis.

If the Company is merged into or consolidated with one or more corporations during the option period, appropriate adjustments shall be made to give effect thereto on an equitable basis in terms of issuance of shares of the corporation surviving the merger or the consolidated corporation, as the case may be.

SECTION 15 STOCK TO BE SOLD


The aggregate number of shares of Stock which may be optioned and sold under the Plan shall not exceed 15,000,000 shares, all or any portion of which may be treasury shares, shares reacquired from time to time, or authorized but unissued shares. In the event of a reclassification or stock split of the Stock, the foregoing number of shares shall be appropriately adjusted.

SECTION 16 FUNDS IN STOCK OPTION ACCOUNT


The funds deducted and retained from the Participants shall be accounted for in U.S. dollars and shall be remitted to the Company as directed by the Finance Committee of the Company. The funds in the Stock Option Account, after receipt by the Company, shall be under the direction of the Company and applied to the payment of Stock at the time the Participant's options are exercised.

No interest will be accumulated or paid by the Company on funds held in the Stock Option Account.

SECTION 17  NOTICES


Notices to the Committee shall be addressed as follows:


  Compensation Committee
  c/o Roger P. Smith, Secretary
  3M Center, Bldg. 220-14W-06
  St. Paul, MN 55144-1000


SECTION 18  OTHER COMPANY BENEFIT AND COMPENSATION PROGRAMS


Unless otherwise specifically determined by the Committee, the receipt by Participants of options under the Plan shall not be deemed a part of a Participant's regular, recurring compensation for purposes of calculating payments or benefits from any Company benefit plan, severance program, or severance pay law of any country. Further, the Company may adopt other compensation programs, plans, or arrangements as it deems appropriate or necessary.

SECTION 19  FUTURE RIGHTS


No Participant shall have any rights under the Plan to be retained in the employ of the Company.


                    EXHIBIT B -- PROPOSED 1997 MANAGEMENT
                           STOCK OWNERSHIP PROGRAM

SECTION 1 PURPOSE


The purpose of this plan is to provide a strong incentive for supervisory and management employees to remain with the Company and to exert added effort toward its growth and success by affording these employees an opportunity to acquire or receive shares of the Company's common stock on terms which are mutually advantageous to the employee and the Company. It has been the policy of the Company to encourage employee participation as stockholders and the Company believes that employee stock ownership has been an important factor contributing to the Company's growth and progress.

It is intended that the 1997 Management Stock Ownership Program may provide for the granting to participants of (1) stock options, either Incentive Stock Options as defined in Section 422 of the Code, or options not so qualified under the foregoing or similar tax provisions; (2) stock appreciation rights; (3) restricted stock grants; and (4) other stock awards.

SECTION 2 DEFINITIONS


(a) "Agreement" shall mean the agreement entered into between the Company and a Participant at the time of the grant of any rights under the 1997 Program, or other written evidence issued by the Company to the Participant.

(b) "Anniversary Date" shall be the date one year after the Date the Option is Granted to a Participant.

(c) "Board of Directors" shall mean the Board of Directors of Minnesota Mining and Manufacturing Company.

(d) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

(e) "Committee" shall mean the Compensation Committee established by the Board of Directors acting without the participation of any member who may have received a grant or award under the 1997 Program or any other similar plan or program of the Company (except those limited to participation by directors) during the previous one year period, or such other committee of disinterested administrators established by the Board of Directors to comply with Rule 16b-3 promulgated by the Securities and Exchange Commission, as amended from time to time.

(f) "Common Stock" shall mean the common stock, without par value, of Minnesota Mining and Manufacturing Company.

(g) "Company" shall mean Minnesota Mining and Manufacturing Company and such subsidiaries or affiliates as may be designated by the Board of Directors from time to time.

(h) "Conditions" shall mean the condition that the Restricted Period stipulated by the Committee at the time of grants of Restricted Stock shall have expired or terminated and that any other conditions prescribed by the Committee regarding a Participant's continued employment by the Company or the Company's performance during the Restricted Period shall have been satisfied, or any other conditions stipulated by the Committee with respect to Stock Awards.

(i) "Date the Option is Granted" shall mean the effective date of the Agreement.

(j) "Dividend Equivalents" shall mean that sum of cash or Common Stock of equivalent value equal to the amount of cash or stock dividends paid upon Common Stock subject to any grants or awards under the 1997 Program, prior to such time as the Participant otherwise becomes entitled thereto as a holder of record.

(k) "Fair Market Value" shall mean the average of the high and low prices for Common Stock as reported on the New York Stock Exchange Composite Transactions, rounded upwards to the nearest $0.05.

(l) "Incentive Stock Options" shall mean an Option granted to a Participant under the 1997 Program which is properly qualified under the provisions of
Section 422 of the Code in effect at the date of grant.

(m) "Nonqualified Option" shall mean an Option granted to a Participant under the 1997 Program which is not an Incentive Stock Option or otherwise qualified under similar tax provisions.

(n) "Option" shall mean a Participant's right to purchase the number of shares of Common Stock designated in the Agreement, subject to the terms and conditions of the 1997 Program and Agreement, and the term shall include both Incentive Stock Options and Nonqualified Options.

(o) "Option Period" shall mean the shorter of (i) the ten-year period commencing with the Date the Option is Granted, or (ii) the period commencing with the Date the Option is Granted and terminating pursuant to Section 10 hereof.

(p) "Participant" shall mean any employee of the Company or any of its subsidiaries who is designated as a Participant by the Committee.

(q) "1997 Program" shall mean the Company's 1997 Management Stock Ownership Program.

(r) "Program Effective Date" shall mean the date fixed by the Board of Directors upon which the 1997 Program becomes effective after approval of stockholders.

(s) "Restricted Period" shall mean that period of time determined by the Committee and provided in the applicable Conditions stated in the Restricted Stock Agreement of a Participant regarding the incremental or complete lapse of the restrictions.

(t) "Restricted Stock" shall mean that Common Stock granted to a Participant in a Restricted Stock Agreement and subject to the Conditions, as so determined by the Committee, during the Restricted Period of the grant.

(u) "Retirement Date" shall be the date a Participant retires from employment with the Company, pursuant to any income or retirement plan of the Company.

(v) "Stock Appreciation Right" shall mean a Participant's right to receive an amount of cash or shares of Common Stock measured by the appreciation of the Fair Market Value of the Common Stock to which the right relates on the date of exercise above the Fair Market Value of such Common Stock on the date of the initial grant.

(w) "Stock Award" shall mean any award of Common Stock under the Program and may include Restricted Stock awards or other awards of Common Stock as determined appropriate by the Committee.

SECTION 3  PARTICIPATION

(a) Subject to the right of the Committee, in its sole discretion, to delegate its authority to grant options to an officer of the Company (the "Designated Officer"), the Committee shall determine and designate from time to time those employees of the Company who are to be granted Options, Stock Appreciation Rights, and/or Stock Awards and thereby become Participants and the number of shares to be the subject of the grant to each Participant; provided, however, that no Designated Officer shall have or obtain the authority to grant options to (i) himself or herself, (ii) any person deemed a reporting person under
Section 16 of the Securities Exchange Act of 1934, or (iii) any person if such grant would result in application of the limit on deductible remuneration imposed by Section 162(m) of the Code.

(b) The maximum number of shares of Common Stock which may be made subject to Option, Stock Appreciation Right, or Stock Award grants with regard to any one Participant under the 1997 Program shall not exceed in the aggregate 1,000,000 shares.

SECTION 4  OPTIONS

(a) Type. Options granted by the Committee or the Designated Officer shall be designated as Incentive Stock Options or Nonqualified Options and shall be evidenced by Agreements in such forms as the Committee shall approve, which Agreements shall comply with and be subject to the terms and conditions of the 1997 Program.

(b) Price. Incentive Stock Options granted from time to time hereunder shall have a purchase price equal to one hundred percent (100%) of the Fair Market Value of Common Stock on the Date the Option is Granted. The aggregate Fair Market Value, at the date Options are granted, of Incentive Stock Options exercisable for the first time in any calendar year by any Participant shall not exceed $100,000. Nonqualified Options may have a purchase price equal to or more or less than one hundred percent (100%) of the Fair Market Value of Common Stock on the Date the Option is Granted, as determined by and at the sole discretion of the Committee or the Designated Officer, provided that such purchase price shall be clearly set forth in the Agreement presented to the Participant.

(c) Exercise. A Participant may purchase the total number of shares under option after the Anniversary Date or at such other date as determined by the Committee or the Designated Officer and clearly set forth in the Agreement, except that Progressive Stock Options may be exercised six months after the date of grant. This right to purchase may be exercised as to any shares not previously purchased during the remainder of the Option Period. In order to exercise an Option, a Participant shall give written notice to the Office of the Treasurer at Saint Paul, Minnesota, together with full payment. The exercise of Nonqualified Options may be made subject to such additional conditions and restrictions as the Committee or the Designated Officer, in its sole discretion shall determine. Such restrictions, if any, will be clearly set forth in the Agreement applicable to such Nonqualified Options.

(d) Payment. No shares of Common Stock shall be issued to any Participant upon exercise of an Option until full payment of the purchase price has been made to the Company and the Participant has remitted to the Company the required federal and state withholding taxes, if any. A Participant shall obtain no rights as a stockholder until certificates for such stock are issued to the Participant. Payment of the purchase price or applicable withholding taxes, if any, may be made in whole, or in part, in shares of Common Stock, pursuant to such terms and conditions as may be established from time to time by the Committee. If payment is made in shares of Common Stock, such stock shall be valued at one hundred percent (100%) of Fair Market Value on the day a Participant exercised his or her Option or, as regards a withholding tax, such other date when the tax withholding obligation becomes due. A Participant need not surrender shares of Common Stock as payment; and the Company may, upon the giving of satisfactory evidence of ownership of said Common Stock by Participant, deliver the appropriate number of additional shares of Common Stock reduced by the number of shares required to pay the purchase price and any applicable withholding taxes. Such form of evidence shall be determined by the Committee.

(e) Progressive Stock Options. For the purpose of promoting the retention of Common Stock received upon the exercise of Nonqualified Options and encouraging Participants to exercise Nonqualified Options early in the Option Period, the Committee may, in its sole discretion, grant Nonqualified Options ("Progressive Stock Options") to a Participant who exercises Nonqualified Options and makes payment of all or part of the purchase price and withholding taxes, if any, in Common Stock, equal in number to shares of Common Stock utilized by the Participant to effect payment of the purchase price and withholding taxes, if any. Progressive Stock Options, if granted by the Committee, will have a purchase price equal to one hundred percent (100%) of the Fair Market Value of Common Stock on the date of exercise of Nonqualified Options and will be exercisable no sooner than six months from the date of grant and for an additional time period expiring at the end of the Option Period of the Nonqualified Option exercised. Notwithstanding the foregoing, the Committee or the Designated Officer may grant Nonqualified Options in any manner provided in this Section 4, and Participants will have no rights to receive Nonqualified Options or Progressive Stock Options, except to the extent determined by the Committee or the Designated Officer in its sole discretion.

SECTION 5  STOCK APPRECIATION RIGHTS

(a) Stock Appreciation Rights granted by the Committee shall be evidenced by Agreements in such forms as the Committee shall approve, which Agreements shall comply with and be subject to the terms and conditions of the 1997 Program.

(b) Exercise. Stock Appreciation Rights shall be exercisable at such time or times consistent with the terms and conditions determined by the Committee and set forth in the Agreement presented to the Participant. No Stock Appreciation Right shall, in any event, be exercisable during the first six months from the date of grant of such Stock Appreciation Right, except as provided in Section 10 of this 1997 Program. In order to exercise his or her Stock Appreciation Right, a Participant shall give written notice to the Office of the Treasurer, at Saint Paul, Minnesota.

(c) Term. The term of a Stock Appreciation Right shall be fixed by the Committee and set forth in the Agreement evidencing the Stock Appreciation Right, but no Stock Appreciation Right shall be exercisable more than ten years after the date of grant.

SECTION 6  RESTRICTED STOCK

(a) Restricted Stock granted by the Committee shall be designated as such and shall be evidenced by Agreements in such forms as the Committee shall approve, which Agreements shall comply with and be subject to the terms and conditions of this 1997 Program.

(b) Restricted Stock, in addition to the Conditions stated and determined by the Committee in the Agreement, may or may not have a stated purchase price. The purchase price determined by the Committee, in its sole discretion, if any, shall be clearly set forth in the Agreement presented to a Participant, along with any and all other applicable Conditions.

(c) If the Committee shall fix a purchase price for Restricted Stock in addition to other Conditions therefor, no shares of Common Stock shall be issued upon the satisfaction of Conditions until full payment has been made to the Company as provided in foregoing paragraph (d) of Section 4, subject to such restrictions regarding payment in shares of Common Stock as the Committee may determine from time to time. Similarly, any applicable withholding taxes may be paid upon the lapse of restrictions upon Restricted Stock by the withholding of shares of Common Stock otherwise deliverable, in accordance with the valuation procedures set forth in Section 4(d) of this 1997 Program.

(d) At the time a grant of Restricted Stock is made, the Committee, in its sole discretion, shall establish a Restricted Period and such additional Conditions as may be deemed appropriate for the incremental lapse or complete lapse of restrictions with respect to all or any portion of the shares of Common Stock represented by the Restricted Stock. The Committee may also, in its sole discretion, shorten or terminate the Restricted Period or waive any Conditions with respect to all or any portion of the shares of Common Stock represented by the Restricted Stock. Notwithstanding the foregoing, all restrictions set forth in the Conditions shall lapse or terminate with respect to all Common Stock represented in the grant of Restricted Stock in the event of the death or total disability of a Participant (as defined in Section 10 below) or the occurrence of a Change in Control (as defined in Section 15 below).


(e) A stock certificate for the number of shares of Common Stock represented in the grant of Restricted Stock to a Participant shall be registered in the Participant's name, but shall be held in custody by the Company for the Participant's account. The Participant shall generally have the rights and privileges of a stockholder as to such Restricted Stock, including the right to vote such Restricted Stock, except that, subject to the provisions of Section 10 below, the following restrictions shall apply: (i) the Participant shall not be entitled to delivery of the certificate until the expiration or termination of the Restricted Period, the satisfaction of any other Conditions prescribed by the Committee, if any, and the payment in full of the purchase price, if any;
(ii) none of the Restricted Stock may be sold, transferred, assigned, pledged, or otherwise encumbered or disposed of during the Restricted Period and until the satisfaction of other Conditions prescribed by the Committee, if any; and
(iii) all of the Restricted Stock shall be forfeited and all rights of the Participant shall terminate without further obligation on the part of the Company unless the Participant shall have remained a regular full-time employee of the Company, any of its subsidiaries or affiliates, until the expiration or termination of the Restricted Period and the satisfaction of other Conditions prescribed by the Committee, if any.


(f) At the sole discretion of the Committee, Dividend Equivalents may be either currently paid or withheld by the Company for the Participant's account, and interest may be paid on the amount of cash dividends withheld at a rate and under such terms as determined by the Committee. Cash or stock dividends so withheld by the Committee shall not be subject to forfeiture. Upon the forfeiture of any Restricted Stock, such shares of Common Stock represented in the grant of Restricted Stock shall be transferred to the Company without further action by the Participant.

(g) Upon the expiration or termination of the Restricted Period and the satisfaction of other Conditions prescribed by the Committee, if any, or at such earlier time as provided for in Section 10 below, the restrictions applicable to the Restricted Stock shall lapse and a stock certificate for the number of shares of Common Stock represented in the grant of Restricted Stock shall be delivered to the Participant or the Participant's beneficiary, representative, or estate, as the case may be, free of all restrictions, except any that may be imposed by law, subject as well to the obligation of the Participant to pay the purchase price, and applicable withholding taxes, if any, as provided in Section 4(d) herein. Unless otherwise instructed by a Participant by an irrevocable, written instruction received by the Company at least six months prior to the date that applicable restrictions lapse, the Company shall automatically withhold as payment the number of shares of Common Stock, determined by the Fair Market Value at the date of the lapse, required to pay withholding taxes, if any. The Company shall not be required to deliver any fractional share of Common Stock but will pay, in lieu thereof, the Fair Market Value (as of the date the last Conditions lapse) of such fractional share.

SECTION 7  OTHER STOCK AWARDS

(a) The Committee may, in its sole discretion, grant Stock Awards other than Restricted Stock grants, and such Stock Awards may be granted singly, in combination or in tandem with, in replacement of, or as alternatives to grants or rights under this Program or any other employee or compensation plan of the Company, including the plan of any acquired entity.

(b) If the Committee shall stipulate Conditions with respect to such Stock Awards, the Conditions will be set forth in Agreements evidencing the grant, and such Agreements shall comply with and be subject to the terms and conditions of this Program.

(c) If Conditions with respect to such Stock Awards shall require the surrender or forfeiture of other grants or rights under this Program or any other employee or compensation plan of the Company, then the Participant shall not have any rights under such Stock Awards until the grants or rights exchanged have been fully and effectively surrendered or forfeited.

SECTION 8  ADMINISTRATION

The 1997 Program shall be administered under the direction of the Committee. In administering the 1997 Program, it will be necessary to follow various laws and regulations. It may be necessary from time to time to change or waive requirements of the 1997 Program to conform with the law, to meet special circumstances not anticipated or covered in the 1997 Program, or to carry on successful operation of the 1997 Program, and in connection therewith, the Committee shall have the full power and authority to:

(a) Prescribe, amend, and rescind rules and regulations relating to the 1997 Program, establish procedures deemed appropriate for its administration, and make any and all other determinations not herein specifically authorized which may be necessary or advisable for its effective administration;

(b) Make any amendments to or modifications of the 1997 Program which may be required or necessary to make the 1997 Program set forth herein comply with the provisions of any laws, federal or state, or any regulations issued thereunder, and to cause the Company at its expense to take any action related to the 1997 Program which may be required under such laws or regulations;

(c) Contest on behalf of the Participants or the Company, at the sole discretion of the Committee and at the expense of the Company, any ruling or decision on any issue related to the 1997 Program, and conduct any such contest and any resulting litigation to a final determination, ruling, or decision; and


(d) Delegate to a committee of the Company's executives the authority to extend the time within which terminated Participants may exercise their Options and Stock Appreciation Rights in accordance with the provisions of Section 10(d) below.



SECTION 9  SHARES SUBJECT TO THE 1997 PROGRAM

(a) The Committee may from time to time provide for Option, Stock Appreciation Right, or Stock Award grants to the extent that such grants do not exceed an aggregate total of 35,000,000 shares of Common Stock. Shares shall be made available in the discretion of the Board of Directors from authorized but unissued shares, treasury shares, or the Company may reacquire shares from time to time for sale under the 1997 Program.

(b) In instances where a Stock Appreciation Right or other award under the 1997 Program is settled in cash or any form other than Common Stock, then the shares of Common Stock covered by these settlements shall remain available for issuance of rights under the 1997 Program, to the extent permitted under Rule 16b-3 as promulgated by the Securities and Exchange Commission. Further, the payment of stock dividends and Dividend Equivalents settled in Common Stock in conjunction with outstanding awards shall not be counted against the shares available for issuance. Any shares that are issued by the Company through the assumption by the Company, or in substitution for, outstanding awards previously granted by an acquired entity shall not be counted against the shares available for issuance under the 1997 Program. In the event that the Securities and Exchange Commission determines that any of the foregoing shares of Common Stock must be counted, then the shares of Common Stock otherwise provided in the foregoing not to be counted shall be counted against the aggregate limit of shares under the 1997 Program, but only to the minimal amount necessary to provide compliance with the determination by the Securities and Exchange Commission.

(c) In instances where Options, Stock Appreciation Rights, or Stock Awards expire, terminate, or are forfeited or canceled for whatever reasons, then the shares of Common Stock covered by these previously outstanding awards shall be returned to the unutilized, authorized shares available for further granting of rights under the 1997 Program.

(d) Shares of Common Stock issued under the 1997 Program may consist in whole or in part of authorized and unissued shares or of treasury shares, and no fractional shares shall be issued under the 1997 Program. Cash may be paid in lieu of any fractional shares issuable under the 1997 Program.

(e) In the event of a reclassification or stock split after the Program Effective Date, the foregoing absolute numbers of shares shall be appropriately adjusted.

SECTION 10 TERMINATION OF RIGHTS UNDER THE 1997 PROGRAM


(a) Participation hereunder shall cease and all rights under the 1997 Program are automatically forfeited by the Participant upon the date of termination of employment for any cause other than: (i) retirement under a pension plan maintained by the Company, (ii) because of physical or mental disability as recognized under a plan maintained by the Company, or (iii) death.

(b) If a Participant retires pursuant to a pension plan maintained by the Company or changes employment status as a result of physical or mental disability, without having fully exercised an Option or Stock Appreciation Right, the Participant shall be entitled, within the remaining Option Period or term of the Stock Appreciation Right, as provided in the applicable Agreement, even though subsequent to the Participant's Retirement Date (but not more than ten years from the date of Agreement), to exercise his or her Option or Stock Appreciation Right and, in case of Options, to purchase (i) the number of shares which could have been purchased on the Retirement Date or date of changed employment status, plus (ii) the number of additional shares which the Participant would be entitled to purchase on the next Anniversary Date; or, in the case of Stock Appreciation Rights, to receive the full amount of appreciation for all issued Stock Appreciation Rights, regardless of whether yet exercisable. Incentive Stock Options, if not exercised within three months (one year in the case of a participant who was disabled at retirement) following Participant's Retirement Date, shall fail to qualify for treatment under Section 422 of the Code, except in the case where a Participant dies within the three-month period (one-year period in the case of a disabled person) following such Retirement Date, in which event Participant's estate or representative shall have two years to exercise Options as Incentive Stock Options. If a Participant who has thus retired dies prior to the end of such remaining Option Period or term of the Stock Appreciation Right, without having yet fully exercised an Option or Stock Appreciation Right, the Option or Stock Appreciation Right may be exercised within two years after the date of his or her death (not more than ten years from the date of the Agreement) by the Participant's estate or by a person who acquired the right to exercise such Option or Stock Appreciation Right by bequest or inheritance or by reason of the death of the Participant.


(c) If the Participant, prior to retirement, dies without having fully exercised an Option or Stock Appreciation Right, the Option or Stock Appreciation Right may be exercised within two years following his or her death (but not more than ten years from the date of the Agreement) by the Participant's estate or by a person who acquired the right to exercise such Option or Stock Appreciation Right by bequest or inheritance or by reason of the death of the Participant, and such representative may, in the case of Options, purchase (i) the number of shares which the decedent could have purchased on the date of death, plus (ii) the number of additional shares which the decedent would have been entitled to purchase on the next Anniversary Date, or, in the case of Stock Appreciation Rights, may receive the full amount of appreciation for all issued Stock Appreciation Rights at the date of Participant's death, regardless of whether yet exercisable.


(d) Notwithstanding paragraph (a) of this Section, if the Participant is terminated without having fully exercised an Option or Stock Appreciation Right under circumstances which the Committee believes to warrant special consideration and the Committee has determined that the Participant's rights will not be forfeited at the date of termination, the Option or Stock Appreciation Right may be exercised within two years following his or her termination of employment (but not more than ten years from the date of the Agreement) for (i) the number of shares which the Participant could have purchased or received on the date of termination of employment, plus (ii) the number of additional shares which the Participant would have been entitled to purchase on the next Anniversary Date, or, in the case of Stock Appreciation Rights, the full amount of appreciation for all issued Stock Appreciation Rights, regardless of whether yet exercisable.


(e) If the Participant dies, either prior to or following retirement, or becomes totally disabled because of a physical or mental disability and has not yet received the stock certificate for the shares of Common Stock represented by the grant of Restricted Stock or other Stock Award, then all restrictions imposed by the Restricted Period or other Conditions prescribed by the Committee, if any, shall automatically lapse and a stock certificate shall be delivered to the Participant or the Participant's beneficiary, representative, or estate, as the case may be, as provided in Section 6(g) herein.

SECTION 11  DELIVERY OF STOCK CERTIFICATES

Within sixty (60) days after the receipt of notice of exercise of Option or Stock Appreciation Right, or the complete satisfaction of Conditions applicable to Stock Awards, the Company will have delivered to Participants certificates representing all stock purchased or received thereunder.

The Company shall not, however, be required to issue or deliver any certificates for its Common Stock prior to the admission of such stock to listing on any stock exchange on which stock may at that time be listed or required to be listed, or prior to registration under the Securities Act of 1933. The Participant shall have no interest in Common Stock until certificates for such stock are issued or transferred to the Participant and the Participant becomes the holder of record.

SECTION 12  TRANSFERABILITY

Except as permitted in this Section 12, rights and grants under the 1997 Program may not be assigned, transferred (other than a transfer by will or the laws of descent and distribution as provided in Section 10), pledged, or hypothecated (whether by operation of law or otherwise), and shall not be subject to execution, attachment, or similar process. Any attempted assignment, transfer (other than a transfer by will or laws of descent and distribution, or as authorized by the Committee in accordance with this Section 12), pledge, hypothecation, other disposition of a Participant's rights and grants under the 1997 Program, or levy of attachment or similar process upon a Participant's Option, Stock Appreciation Right, or Stock Award shall constitute an immediate cancellation of such Participant's rights and grants under the 1997 Program.


The Committee may, in its sole discretion, authorize a Participant to transfer ownership of all or a portion of the Nonqualified Options granted to such Participant under the 1997 Program to (i) the spouse, children, or grandchildren of such Participant ("Immediate Family Members"), (ii) a trust or trusts for the exclusive benefit of such Immediate Family Members, or (iii) a partnership in which such Immediate Family Members are the only partners, provided that (x) there may be no consideration for any such transfer, and (y) subsequent transfers of transferred options shall be prohibited except those in accordance with Section 10 (by will or the laws of descent and distribution). The Committee may, in its sole discretion, create further conditions and requirements for the transfer of Nonqualified Options. Following transfer, any such Options shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that for purposes of Sections 4, 11, and 15 hereof the term "Participant" shall be deemed to refer to the transferee. The events causing termination of rights in accordance with Section 10 hereof shall continue to be applied with respect to the original Participant, following which the Nonqualified Options shall be exercisable by the transferee only to the extent, and for the periods specified in Section 10.



SECTION 13 STOCK DIVIDEND, STOCK SPLIT, REDUCTION IN SHARES, MERGER, OR CONSOLIDATION

If a record date for a stock dividend, split, or reduction in the number of shares of Common Stock should occur after the Program Effective Date during the period of continued exercisability of any rights under the 1997 Program, appropriate adjustment shall be made to give effect thereto on an equitable basis.

If the Company is merged into or consolidated with one or more corporations during the period of continued exercisability of any rights under the 1997 Program, appropriate adjustments shall be made to give effect thereto on an equitable basis in terms of issuance of shares of the corporation surviving the merger or the consolidated corporation, as the case may be.

In the event that within such period there shall be any change in the number or kind of the issued shares of stock (of the class optioned or granted hereunder), or of any issued capital stock or other securities into which such shares shall have been converted, or for which they shall have been exchanged, and such change shall occur otherwise than through a stock dividend or split-up or combination of shares of stock of the Company, then if (and only if) the Committee shall, in its sole discretion, determine that such change equitably requires an adjustment in the number or kind or purchase price of shares of stock then subject to rights under this 1997 Program, such adjustment as the Committee shall, in its sole discretion, determine is equitable, shall be made and shall be effective and binding for all purposes of such outstanding rights.

SECTION 14  WITHDRAWAL, AMENDMENT, OR TERMINATION OF THE 1997 PROGRAM

The 1997 Program shall terminate five (5) years after the date of the initial grants or awards under the 1997 Program, and no rights under the 1997 Program shall be granted after the date of termination. Such termination shall not adversely affect rights under the 1997 Program theretofore granted.

The Board of Directors may at any time withdraw or amend the 1997 Program, except that there shall be no withdrawal or amendment which shall adversely affect rights under the 1997 Program theretofore granted, and no amendment shall be made without prior approval of the stockholders which would (i) permit the issuance of stock before payment of the purchase price as determined herein or by the Committee, (ii) increase the number of shares to be granted to more than the 35,000,000 shares authorized, or (iii) reduce the price per share at which the stock may be sold under Incentive Stock Options.

SECTION 15  CHANGE IN CONTROL

(a) For purposes of this Section 15, the following words and phrases shall have the meanings indicated below, unless the context clearly indicates otherwise:

       (i) "Person" shall have the meaning associated with that term as it is used in Sections 13(d) and 14(d) of the Act.

       (ii) "Affiliates and Associates" shall have the meanings assigned to such terms in Rule 12b-2 promulgated under Section 12 of the Act.

       (iii) "Act" means the Securities Exchange Act of 1934.


       (iv) "Continuing Directors" shall have the meaning assigned to such term in Article THIRTEENTH of the Company's Restated Certificate of Incorporation.


       (v) "Code" means the Internal Revenue Code of 1986, as amended.

(b) Notwithstanding any other provision of this 1997 Program to the contrary, all outstanding Options and Stock Appreciation Rights shall (i) become immediately exercisable in full for the remainder of the respective Option Period upon the occurrence of a Change in Control of the Company, and (ii) remain exercisable in full for a minimum period of six months following the Change in Control; provided, however, that in no event shall any Option or Stock Appreciation Right be exercisable more than ten years from the date of the Agreement.

(c) Similarly, all restrictions regarding the Restricted Period or the satisfaction of other Conditions prescribed by the Committee, if any, with respect to grants of Stock Awards, shall automatically lapse, expire, and terminate and the Participant shall be immediately entitled to receive a stock certificate for the number of shares of Common Stock represented in the grant of Stock Awards as provided in Section 6(g) herein upon the occurrence of a Change in Control.

(d) For purposes of this Section 15, a Change in Control of the Company shall be deemed to have occurred if:

       (i) any Person (together with its Affiliates and Associates), other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company, is or becomes the "beneficial owner" (as that term is defined in Rule 13d-3 promulgated under the Act), directly or indirectly, of securities of the Company representing twenty percent (20%) or more of the combined voting power of the Company's then outstanding securities, unless a majority of the Continuing Directors of the Company's Board of Directors prior to that time have determined in their sole discretion that, for purposes of this 1997 Program, a Change in Control of the Company has not occurred; or

       (ii) the Continuing Directors of the Company's Board of Directors shall at any time fail to constitute a majority of the members of such Board of Directors.


(e) In the event that the provisions of this Section 15 result in "payments" that are finally determined to be subject to the excise tax imposed by Section 4999 of the Code, the Company shall pay to each Participant an additional amount such that the net amount retained by such Participant following realization of all compensation under the 1997 Program that resulted in such "payments", after allowing for the amount of such excise tax and any additional federal, state, and local income taxes paid on the additional amount, shall be equal to the net amount that would otherwise have been retained by the Participant following the realization of such compensation if there were no excise tax imposed by Section 4999 of the Code.


(f) The Company shall pay to each Participant the amount of all reasonable legal and accounting fees and expenses incurred by such Participant in seeking to obtain or enforce his or her rights under this Section 15, or in connection with any income tax audit or proceeding to the extent attributable to the application of Section 4999 of the Code to the payments made pursuant to this Section 15, unless a lawsuit commenced by the Participant for such purposes is dismissed by the court as being spurious or frivolous. The Company shall also pay to each Participant the amount of all reasonable tax and financial planning fees and expenses incurred by such Participant in connection with such Participant's receipt of payments pursuant to this Section 15.

SECTION 16  DIVIDENDS AND DIVIDEND EQUIVALENTS

The Committee may provide that awards under the 1997 Program earn dividends or Dividend Equivalents. Such Dividend Equivalents may be paid currently or may be credited to a Participant's account. In addition, dividends paid on outstanding awards or issued shares may be credited to a Participant's account rather than paid currently. Any crediting of dividends or Dividend Equivalents may be subject to such restrictions and conditions as the Committee may establish, including reinvestment in additional shares or share equivalents.

SECTION 17  DEFERRALS AND SETTLEMENTS

Payment of awards may be in the form of cash, Common Stock, other awards or combinations thereof as the Committee shall determine, and with such other restrictions as it may impose. The Committee may also require or permit Participants to elect to defer the issuance of shares or the settlement of awards in cash under such rules and procedures as it may establish under the 1997 Program. It may also provide that deferred settlements include the payment or crediting of interest on the deferral amounts denominated in cash or the payment or crediting of Dividend Equivalents on deferred settlements denominated in shares.

SECTION 18  OTHER COMPANY BENEFIT AND COMPENSATION PROGRAMS

Unless otherwise specifically determined by the Committee, settlements of awards received by Participants under the 1997 Program shall not be deemed a part of a Participant's regular, recurring compensation for purposes of calculating payments or benefits from any Company benefit plan, severance program, or severance pay law of any country. Further, the Company may adopt other compensation programs, plans, or arrangements as it deems appropriate or necessary.

SECTION 19  UNFUNDED PLAN

Unless otherwise determined by the Committee, the 1997 Program shall be unfunded and shall not create (or be construed to create) a trust or a separate fund or funds. The 1997 Program shall not establish any fiduciary relationship between the Company and any Participant or other person. To the extent any person holds any rights by virtue of a grant under the 1997 Program, such right (unless otherwise determined by the Committee) shall be no greater than the right of an unsecured general creditor of the Company.

SECTION 20  FUTURE RIGHTS

No person shall have any claim or rights to be granted an award under the 1997 Program, and no Participant shall have any rights under the 1997 Program to be retained in the employ of the Company.

Recycled Paper
40% Pre-consumer paper
10% Post-consumer paper


[3M LOGO]

MINNESOTA MINING AND MANUFACTURING COMPANY
3M CENTER, ST. PAUL, MINNESOTA 55144                                       PROXY

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR USE AT THE ANNUAL MEETING ON TUESDAY, MAY 13, 1997.

The shares of stock you hold in your account or in a dividend reinvestment account will be voted as you specify on the reverse side of this card.


IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED "FOR" ITEMS 1, 2, 3, 4, 5, AND 6.


By signing the proxy, you revoke all prior proxies and appoint L.D. DeSimone, A.E. Murray, and E.A. Brennan, and each of them, with full power of substitution, to vote your shares on the matters shown on the reverse side and any other matters which may come before the Annual Meeting and all adjournments.

               (CONTINUED, AND TO BE SIGNED, ON THE OTHER SIDE)


YOU CAN NOW VOTE YOUR PROXY BY TELEPHONE

If you wish to vote ALL proposals FOR or AGAINST the Board of Directors' recommendation, please use the automated telephone voting system. The system is available 24 hours a day. HOWEVER, IF YOU WISH TO WITHHOLD AUTHORITY OR ABSTAIN FROM VOTING, OR CHOOSE NOT TO VOTE ALL PROPOSALS FOR OR AGAINST THE BOARD OF DIRECTORS' RECOMMENDATION, YOU MUST COMPLETE AND SIGN THE PROXY VOTING FORM AND RETURN IT IN THE PRE-PAID ENVELOPE PROVIDED.

     TELEPHONE VOTING INSTRUCTIONS:

     1.   Using a touch-tone telephone, dial 1-800-240-6326.
     2. When prompted, enter the 3 digit company number located on the proxy voting form above your name and address.
     3. When prompted, enter your 7 digit NUMERICAL Personal Identification Number (PIN) that follows the company number. DO NOT ENTER the alpha character.
     4. If you enter an invalid PIN, you will be prompted to re-enter your PIN. You will have 3 opportunities to enter the correct PIN before the telephone system will end the call.
     5.   When prompted:

          * Press "1" to vote all proposals FOR the Board of Directors' recommendation.

          Pressing "1" will vote all proposals in favor of the Board's recommendation.

                                       OR

          * Press "9" to vote all proposals AGAINST the Board of Directors' recommendation.

          Pressing "9" will vote all proposals against the Board's recommendation.



A recorded voice will confirm your vote has been cast as you directed and end the phone call. YOU DO NOT HAVE TO MAIL BACK YOUR PROXY VOTING FORM -- YOUR VOTE HAS BEEN RECORDED ELECTRONICALLY. THE DEADLINE FOR ELECTRONIC VOTING BY TELEPHONE IS 12:00 P.M. (CDT) TWO BUSINESS DAYS PRIOR TO THE ANNUAL MEETING DATE.

Stockholders have the option of returning the proxy card or using the telephone voting system.


Thank you for voting.


                               PLEASE DETACH HERE

IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR ITEMS 1, 2, 3, 4, 5,
AND 6.

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1, 2, 3, 4, 5, AND 6.

ITEM 1. Election of directors

         - Nominees to 2000 Class:
           (A) Ronald O. Baukol (B) Edward R. McCracken ((C) W. George Meredith
           (D) Aulana L. Peters


                  [ ] Vote FOR all nominees

                  [ ] Vote FOR ALL EXCEPT
                      (use letter before nominee's name to indicate exceptions):

                  [ ] Vote WITHHELD from all nominees


ITEM 2. Ratification of auditors
        [ ] For   [ ] Against   [ ] Abstain


ITEM 3. Increase in authorized shares of common stock and change in par value
        [ ] For   [ ] Against   [ ] Abstain

ITEM 4. 1997 General Employees Stock Purchase Plan
        [ ] For   [ ] Against   [ ] Abstain

ITEM 5. 1997 Management Stock Ownership Program
        [ ] For   [ ] Against   [ ] Abstain

ITEM 6. 1997 Amendments to Performance Unit Plan
        [ ] For   [ ] Against   [ ] Abstain



ITEM 7. In their discretion, to vote upon other matters properly coming before the meeting.

                                                ________________________________
                                                    Signature

                                                ________________________________
                                                    Signature

                                                ________________________________
                                                    Date

                                                Please sign exactly as your
                                                name(s) appear above. If held in
                                                joint tenancy, all persons must
                                                sign. Trustees, administrators,
                                                etc. should include title and
                                                authority. Corporations should
                                                provide full name of corporation
                                                and title of authorized officer
                                                signing the proxy


                                ATTENDANCE CARD


3M [LOGO]
Annual Meeting
of Stockholders

MAY 13, 1997
ST. PAUL CIVIC CENTER
ST. PAUL, MINNESOTA

This is your ticket to the 1997 Annual Meeting. Please show it upon arrival and keep it with you during the day. Annual Meeting activities begin at 8:30 a.m. with product demonstrations and displays. The meeting starts at 10:00 a.m. After the meeting, lunch will be served and the 3M store will open.

The meeting will be held in the Roy Wilkins Auditorium. Hosts and hostesses will show you the way after you enter the Civic Center.

Since parking space is limited, you are urged to consider carpooling or public transportation.


                                ATTENDANCE CARD

3M [LOGO]
Annual Meeting
of Stockholders

MAY 13, 1997
ST. PAUL CIVIC CENTER
ST. PAUL, MINNESOTA

This is your ticket to the 1997 Annual Meeting. Please show it upon arrival and keep it with you during the day. Annual Meeting activities begin at 8:30 a.m. with product demonstrations and displays. The meeting starts at 10:00 a.m. After the meeting, lunch will be served and the 3M store will open.

The meeting will be held in the Roy Wilkins Auditorium. Hosts and hostesses will show you the way after you enter the Civic Center.

Since parking space is limited, you are urged to consider carpooling or public transportation.


3M [LOGO]
MINNESOTA MINING AND MANUFACTURING COMPANY
3M CENTER, ST. PAUL, MINNESOTA 55144                                       PROXY

                  3M SAVINGS PLAN VOTING DIRECTIONS TO TRUSTEE

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR USE AT THE ANNUAL MEETING ON TUESDAY, MAY 13, 1997.


I hereby direct State Street Bank and Trust Company, as Trustee of the 3M Savings Plan Trust (the "Savings Plan Trust"), to vote at the Annual Meeting of Stockholders of Minnesota Mining and Manufacturing Company ("3M") to be held on May 13, 1997 (or at any adjournment thereof), the shares of 3M common stock allocated to my account in this Plan as specified by using one of two alternative methods. I may give voting directions to the Trustee by (i) telephone as described on the enclosed telephone voting instructions or (ii) completing and returning this proxy card.

THE DEADLINE FOR PROVIDING VOTING DIRECTIONS TO THE TRUSTEE BY TELEPHONE IS 12:00 P.M. (CDT) TWO BUSINESS DAYS PRIOR TO THE ANNUAL MEETING DATE. I understand that if I decide to provide voting directions to the Trustee by using this proxy card, the card must be completed, signed, dated and returned so that it is received no later than May 8, 1997 by Norwest Bank Minnesota, N.A., acting as tabulation agent for the Trustee. If the deadlines for providing voting directions to the Trustee by either telephone or this proxy card are not met or if the voting directions are invalid because the proxy card is not properly signed and dated, or if the telephone voting instructions are not followed (if I elect to vote using the telephone voting system), the shares held in my Savings Plan Trust Account will be voted by State Street Bank and Trust Company, as directed by the Public Issues Committee of the 3M Board of Directors.


               (CONTINUED, AND TO BE SIGNED, ON THE OTHER SIDE)


YOU CAN NOW VOTE YOUR PROXY BY TELEPHONE
If you wish to vote ALL proposals FOR or AGAINST the Board of Directors' recommendation, please use the automated telephone voting system. The system is available 24 hours a day. HOWEVER, IF YOU WISH TO WITHHOLD AUTHORITY OR ABSTAIN FROM VOTING, OR CHOOSE NOT TO VOTE ALL PROPOSALS FOR OR AGAINST THE BOARD OF DIRECTORS' RECOMMENDATION, YOU MUST COMPLETE AND SIGN THE PROXY VOTING FORM AND RETURN IT IN THE PRE-PAID ENVELOPE PROVIDED.

     TELEPHONE VOTING INSTRUCTIONS:

     1.   Using a touch-tone telephone, dial 1-800-240-6326.
     2. When prompted, enter the 3 digit company number located on the proxy voting form above your name and address.
     3. When prompted, enter your 7 digit NUMERICAL Personal Identification Number (PIN) that follows the company number. DO NOT ENTER the alpha character.
     4. If you enter an invalid PIN, you will be prompted to re-enter your PIN. You will have 3 opportunities to enter the correct PIN before the telephone system will end the call.
     5.   When prompted:

          * Press "1" to vote all proposals FOR the Board of Directors' recommendation.

          Pressing "1" will vote all proposals in favor of the Board's recommendation.
                                       OR

          * Press "9" to vote all proposals AGAINST the Board of Directors' recommendation.

          Pressing "9" will vote all proposals against the Board's recommendation.


A recorded voice will confirm your vote has been cast as you directed and end the phone call. YOU DO NOT HAVE TO MAIL BACK YOUR PROXY VOTING FORM -- YOUR VOTE HAS BEEN RECORDED ELECTRONICALLY. THE DEADLINE FOR ELECTRONIC VOTING BY TELEPHONE IS 12:00 P.M. (CDT) TWO BUSINESS DAYS PRIOR TO THE ANNUAL MEETING DATE.

Stockholders have the option of returning the proxy card or using the telephone voting system.

Thank you for voting.

                               PLEASE DETACH HERE

                                  SAVINGS PLAN

IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR ITEMS 1, 2, 3, 4, 5, AND
6.

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1, 2, 3, 4, 5, AND 6.


ITEM 1. Election of directors

         - Nominees to 2000 Class:

           (A) Ronald O. Baukol (B) Edward R. McCracken ((C) W. George Meredith
           (D) Aulana L. Peters


                  [ ] Vote FOR all nominees

                  [ ] Vote FOR ALL EXCEPT
                      (use letter before nominee's name to indicate exceptions):

                  [ ] Vote WITHHELD from all nominees


ITEM 2. Ratification of auditors
        [ ] For   [ ] Against   [ ] Abstain

ITEM 3. Increase in authorized shares of common stock and change in par value
        [ ] For   [ ] Against   [ ] Abstain


ITEM 4. 1997 General Employees Stock Purchase Plan
        [ ] For   [ ] Against   [ ] Abstain

ITEM 5. 1997 Management Stock Ownership Program
        [ ] For   [ ] Against   [ ] Abstain

ITEM 6. 1997 Amendments to Performance Unit Plan
        [ ] For   [ ] Against   [ ] Abstain


ITEM 7. In their discretion, to vote upon other matters properly coming before the meeting.


                                                ________________________________
                                                    Signature

                                                ________________________________
                                                    Signature

                                                ________________________________
                                                    Date


                                                Please sign exactly as your
                                                name(s) appear above.



                                ATTENDANCE CARD



3M [LOGO]
Annual Meeting
of Stockholders

MAY 13, 1997
ST. PAUL CIVIC CENTER
ST. PAUL, MINNESOTA

This is your ticket to the 1997 Annual Meeting. Please show it upon arrival and keep it with you during the day. Annual Meeting activities begin at 8:30 a.m. with product demonstrations and displays. The meeting starts at 10:00 a.m. After the meeting, lunch will be served and the 3M store will open.

The meeting will be held in the Roy Wilkins Auditorium. Hosts and hostesses will show you the way after you enter the Civic Center.

Since parking space is limited, you are urged to consider carpooling or public transportation.



                                ATTENDANCE CARD

3M [LOGO]
Annual Meeting
of Stockholders

MAY 13, 1997
ST. PAUL CIVIC CENTER
ST. PAUL, MINNESOTA

This is your ticket to the 1997 Annual Meeting. Please show it upon arrival and keep it with you during the day. Annual Meeting activities begin at 8:30 a.m. with product demonstrations and displays. The meeting starts at 10:00 a.m. After the meeting, lunch will be served and the 3M store will open.

The meeting will be held in the Roy Wilkins Auditorium. Hosts and hostesses will show you the way after you enter the Civic Center.

Since parking space is limited, you are urged to consider carpooling or public transportation.



3M [LOGO]
MINNESOTA MINING AND MANUFACTURING COMPANY
3M CENTER, ST. PAUL, MINNESOTA 55144                                       PROXY

                          3M VOLUNTARY INVESTMENT PLAN
        AND 3M EMPLOYEE STOCK OWNERSHIP PLAN VOTING DIRECTIONS TO TRUSTEE

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR USE AT THE ANNUAL MEETING ON TUESDAY, MAY 13, 1997.


I hereby direct State Street Bank and Trust Company, as Trustee of the 3M Employee Stock Ownership Plan Trust (the "ESOP Trust"), and as Trustee of the 3M Voluntary Investment Plan Trust (the "VIP Trust"), to vote at the Annual Meeting of Stockholders of Minnesota Mining and Manufacturing Company ("3M") to be held on May 13, 1997 (or at any adjournment thereof), the shares of 3M common stock allocated to my respective accounts in these two Plans as specified by using one of two alternative methods. I may give voting directions to the Trustee by (i) telephone as described in the enclosed telephone voting instructions or (ii) completing and returning this proxy card.

THE DEADLINE FOR PROVIDING VOTING DIRECTIONS TO THE TRUSTEE BY TELEPHONE IS 12:00 P.M. (CDT) TWO BUSINESS DAYS PRIOR TO THE ANNUAL MEETING DATE. I understand that if I decide to provide voting directions to the Trustee by using this proxy card, the card must be completed, signed, dated and returned so that it is received no later than May 8, 1997 by Norwest Bank Minnesota, N.A., acting as tabulation agent for the Trustee. If the deadlines for providing voting directions to the Trustee by either telephone or this proxy card are not met or if the voting directions are invalid because the proxy card is not properly signed and dated, or if the telephone voting instructions are not followed (if I elect to vote using the telephone voting system), the shares held in my ESOP Trust Accounts will be voted by State Street Bank and Trust Company in the same proportion that the other participants in the ESOP direct the Trustee to vote shares held in their ESOP Trust Accounts, and the shares held in my VIP Trust Account will be voted by State Street Bank and Trust Company as directed by the Public Issues Committee of the 3M Board of Directors.


               (CONTINUED, AND TO BE SIGNED, ON THE OTHER SIDE)


YOU CAN NOW VOTE YOUR PROXY BY TELEPHONE
If you wish to vote ALL proposals FOR or AGAINST the Board of Directors' recommendation, please use the automated telephone voting system. The system is available 24 hours a day. HOWEVER, IF YOU WISH TO WITHHOLD AUTHORITY OR ABSTAIN FROM VOTING, OR CHOOSE NOT TO VOTE ALL PROPOSALS FOR OR AGAINST THE BOARD OF DIRECTORS' RECOMMENDATION, YOU MUST COMPLETE AND SIGN THE PROXY VOTING FORM AND RETURN IT IN THE PRE-PAID ENVELOPE PROVIDED.

     TELEPHONE VOTING INSTRUCTIONS:

     1.   Using a touch-tone telephone, dial 1-800-240-6326.
     2. When prompted, enter the 3 digit company number located on the proxy voting form above your name and address.
     3. When prompted, enter your 7 digit NUMERICAL Personal Identification Number (PIN) that follows the company number. DO NOT ENTER the alpha character.
     4. If you enter an invalid PIN, you will be prompted to re-enter your PIN. You will have 3 opportunities to enter the correct PIN before the telephone system will end the call.
     5.   When prompted:

          * Press "1" to vote all proposals FOR the Board of Directors' recommendation.

          Pressing "1" will vote all proposals in favor of the Board's recommendation.
                                       OR

          * Press "9" to vote all proposals AGAINST the Board of Directors' recommendation.

          Pressing "9" will vote all proposals against the Board's recommendation.


A recorded voice will confirm your vote has been cast as you directed and end the phone call. YOU DO NOT HAVE TO MAIL BACK YOUR PROXY VOTING FORM -- YOUR VOTE HAS BEEN RECORDED ELECTRONICALLY. THE DEADLINE FOR ELECTRONIC VOTING BY TELEPHONE IS 12:00 P.M. (CDT) TWO BUSINESS DAYS PRIOR TO THE ANNUAL MEETING DATE.

Stockholders have the option of returning the proxy card or using the telephone voting system.


Thank you for voting.


                               PLEASE DETACH HERE


               VIP                                ESOP


IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR ITEMS 1, 2, 3, 4, 5, AND
6.

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1, 2, 3, 4, 5, AND 6.

ITEM 1. Election of directors

         - Nominees to 2000 Class:
           (A) Ronald O. Baukol (B) Edward R. McCracken (C) W. George Meredith
           (D) Aulana L. Peters


                  [ ] Vote FOR all nominees

                  [ ] Vote FOR ALL EXCEPT
                      (use letter before nominee's name to indicate exceptions):

                  [ ] Vote WITHHELD from all nominees


ITEM 2. Ratification of auditors
        [ ] For   [ ] Against   [ ] Abstain

ITEM 3. Increase in authorized shares of common stock and change in par value
        [ ] For   [ ] Against   [ ] Abstain


ITEM 4. 1997 General Employees Stock Purchase Plan
        [ ] For   [ ] Against   [ ] Abstain

ITEM 5. 1997 Management Stock Ownership Program
        [ ] For   [ ] Against   [ ] Abstain

ITEM 6. 1997 Amendments to Performance Unit Plan
        [ ] For   [ ] Against   [ ] Abstain


ITEM 7. In their discretion, to vote upon other matters properly coming before the meeting.

                                                ________________________________
                                                    Signature

                                                ________________________________
                                                    Signature

                                                ________________________________
                                                    Date


                                                Please sign exactly as your
                                                name(s) appear above.




                                ATTENDANCE CARD



3M [LOGO]
Annual Meeting
of Stockholders

MAY 13, 1997
ST. PAUL CIVIC CENTER
ST. PAUL, MINNESOTA

This is your ticket to the 1997 Annual Meeting. Please show it upon arrival and keep it with you during the day. Annual Meeting activities begin at 8:30 a.m. with product demonstrations and displays. The meeting starts at 10:00 a.m. After the meeting, lunch will be served and the 3M store will open.

The meeting will be held in the Roy Wilkins Auditorium. Hosts and hostesses will show you the way after you enter the Civic Center.

Since parking space is limited, you are urged to consider carpooling or public transportation.



                                ATTENDANCE CARD


3M [LOGO]
Annual Meeting
of Stockholders

MAY 13, 1997
ST. PAUL CIVIC CENTER
ST. PAUL, MINNESOTA

This is your ticket to the 1997 Annual Meeting. Please show it upon arrival and keep it with you during the day. Annual Meeting activities begin at 8:30 a.m. with product demonstrations and displays. The meeting starts at 10:00 a.m. After the meeting, lunch will be served and the 3M store will open.

The meeting will be held in the Roy Wilkins Auditorium. Hosts and hostesses will show you the way after you enter the Civic Center.

Since parking space is limited, you are urged to consider carpooling or public transportation.


3M [LOGO]
MINNESOTA MINING AND MANUFACTURING COMPANY
3M CENTER, ST. PAUL, MINNESOTA 55144 PROXY

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR USE AT THE ANNUAL MEETING ON TUESDAY, MAY 13, 1997.

The shares of stock you hold in your account or in a dividend reinvestment account will be voted as you specify on the reverse side of this card.


IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED "FOR" ITEMS 1, 2, 3, 4, 5, AND 6.


By signing the proxy, you revoke all prior proxies and appoint L.D. DeSimone, A.E. Murray, and E.A. Brennan, and each of them, with full power of substitution, to vote your shares on the matters shown on the reverse side and any other matters which may come before the Annual Meeting and all adjournments.


                (CONTINUED, AND TO BE SIGNED, ON THE OTHER SIDE)





IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR ITEMS 1, 2, 3, 4, 5, AND
6.

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1, 2, 3, 4, 5, AND 6.


ITEM 1. Election of directors

         - Nominees to 2000 Class:
           (A) Ronald O. Baukol (B) Edward R. McCracken (C) W. George Meredith
           (D) Aulana L. Peters


                  [ ] Vote FOR all nominees

                  [ ] Vote FOR ALL EXCEPT
                      (use letter before nominee's name to indicate exceptions):

                  [ ] Vote WITHHELD from all nominees


ITEM 2. Ratification of auditors
        [ ] For   [ ] Against   [ ] Abstain

ITEM 3. Increase in authorized shares of common stock and change in par value
        [ ] For   [ ] Against   [ ] Abstain


ITEM 4. 1997 General Employees Stock Purchase Plan
        [ ] For   [ ] Against   [ ] Abstain

ITEM 5. 1997 Management Stock Ownership Program
        [ ] For   [ ] Against   [ ] Abstain

ITEM 6. 1997 Amendments to Performance Unit Plan
        [ ] For   [ ] Against   [ ] Abstain


ITEM 7. In their discretion, to vote upon other matters properly coming before the meeting.

                                                ________________________________
                                                    Signature

                                                ________________________________
                                                    Signature

                                                ________________________________
                                                    Date


                                                Please sign exactly as your
                                                name(s) appear above. If held in
                                                joint tenancy, all persons must
                                                sign. Trustees, administrators,
                                                etc. should include title and
                                                authority. Corporations should
                                                provide full name of corporation
                                                and title of authorized officer
                                                signing the proxy.





TO PARTICIPANTS IN THE 3M VOLUNTARY INVESTMENT PLAN
AND THE 3M EMPLOYEE STOCK OWNERSHIP PLAN

State Street Bank and Trust Company is Trustee of the Trusts established in connection with the 3M Employee Stock Ownership Plan (the "ESOP") and the 3M Voluntary Investment Plan (the "VIP"). As Trustee, it is the record owner of the shares of common stock of Minnesota Mining and Manufacturing Company ("3M") held in the ESOP and the VIP for the benefit of participants. Since the portion of the 3M Payroll-Based Employee Stock Ownership Plan ("PAYSOP") applicable to union-free employees was merged into the ESOP during 1990, the shares of 3M common stock held in the PAYSOP Trust have now been transferred to the ESOP Trust.

The ESOP and the VIP each permit participants, as Named Fiduciaries, to direct the respective Trustees how to vote the number of shares of 3M common stock allocated to the participants' respective accounts. Additionally, as a Named Fiduciary of the ESOP, you are entitled to direct the Trustee how to vote a proportionate number of shares which have not been allocated to participants or for which no voting directions have been received. The number of shares of 3M common stock held in your individual accounts in the ESOP and the VIP are indicated at the top of the enclosed proxy card.

We enclose (1) a Notice of Annual Meeting of 3M Stockholders to be held on May 13, 1997, and Proxy Statement, (2) instructions for giving voting directions to the Trustee by telephone or by mail through use of the enclosed proxy card, and
(3) a return envelope. The Trustee will vote, in accordance with your directions, the shares of 3M common stock allocated to your respective accounts if you give voting directions by (i) telephone as described in the enclosed telephone voting instructions or (ii) completing the enclosed proxy card and returning it in the enclosed return envelope so that it is received no later than May 8, 1997 by Norwest Bank Minnesota, N.A., acting as tabulation agent for the Trustee.


The Trustee remains at all times the record owner of the 3M common stock held in the ESOP and VIP accounts. The ability to direct the Trustee how to vote confers no right on participants to vote directly at the Annual Meeting of Stockholders.


Telephone voting instructions must be properly followed or the enclosed proxy card must be properly completed if voting directions are to be honored. If the telephone voting instructions are not followed or if the card is not received by May 8, 1997, or if the voting directions are invalid, the shares held in your ESOP accounts will be voted by State Street Bank and Trust Company in the same proportion that the other participants in the ESOP direct the Trustee to vote the shares held in their ESOP accounts, and the shares held in your VIP account shall be voted by State Street Bank and Trust Company as directed by the Public Issues Committee of the 3M Board of Directors.

Please provide voting directions to the Trustee by telephone in accordance with the enclosed telephone voting instructions, or complete, date, sign, and promptly return the enclosed proxy card.



TO PARTICIPANTS IN THE 3M SAVINGS PLAN
State Street Bank and Trust Company is Trustee of the Trust established in connection with the 3M Savings Plan (the "Savings Plan"). As Trustee, it is the record owner of the shares of common stock of Minnesota Mining and Manufacturing Company ("3M") held in the Savings Plan for the benefit of participants. Since the portion of the 3M Payroll-Based Employee Stock Ownership Plan ("PAYSOP") applicable to employees eligible to participate in the Savings Plan was merged into the Savings Plan during 1993, the shares of 3M common stock held in the PAYSOP Trust have now been transferred to the Savings Plan.


The Savings Plan permits participants to direct the Trustee how to vote the number of shares of 3M common stock allocated to the participants' respective accounts. The number of shares of 3M common stock held in your individual account in the Savings Plan are indicated at the top of the enclosed proxy card.


We enclose (1) a Notice of Annual Meeting of 3M Stockholders to be held on May 13, 1997, and Proxy Statement, (2) instructions for giving voting directions to the Trustee by telephone or by mail through use of the enclosed proxy card, and
(3) a return envelope. The Trustee will vote, in accordance with your directions, the shares of 3M common stock allocated to your account if you give voting directions by (i) telephone as described in the enclosed telephone voting instructions or (ii) completing the enclosed proxy card and returning it in the enclosed envelope so that it is received no later than May 8, 1997 by Norwest Bank Minnesota, N.A., acting as tabulation agent for the Trustee.


The Trustee remains at all times the record owner of the 3M common stock held in the Savings Plan accounts. The ability to direct the Trustee how to vote confers no right on participants to vote directly at the Annual Meeting of Stockholders.


Telephone voting instructions must be properly followed or the enclosed proxy card must be properly completed if voting directions are to be honored. If the telephone voting instructions are not followed or if the card is not received by May 8, 1997, or if the voting directions are invalid, the shares held in your Savings Plan account shall be voted by State Street Bank and Trust Company, as directed by the Public Issues Committee of the 3M Board of Directors.

Please provide voting directions to the Trustee by telephone in accordance with the enclosed telephone voting instructions, or complete, date, sign, and promptly return the enclosed proxy card.